GOODWIN, PROCTER & HOAR REGIONAL PROTOTYPE
             DEFINED CONTRIBUTION BASIC PLAN DOCUMENT


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                        TABLE OF CONTENTS

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ARTICLE I PURPOSE;  INTERNAL REVENUE SERVICE APPROVAL. . . . .  1
     1.01 Purpose. . . . . . . . . . . . . . . . . . . . . . .  1
          -------
     1.02 Internal Revenue Service Approval. . . . . . . . . .  1
          ---------------------------------
     1.03 Qualification. . . . . . . . . . . . . . . . . . . .  1
          -------------

ARTICLE II     DEFINITIONS . . . . . . . . . . . . . . . . . .  2
     2.01 "Account". . . . . . . . . . . . . . . . . . . . . .  2
     2.02 "Adoption Agreement" . . . . . . . . . . . . . . . .  2
     2.03 "Anniversary Date" . . . . . . . . . . . . . . . . .  2
     2.04 "Annuity Starting Date". . . . . . . . . . . . . . .  2
     2.05 "Basic Plan Document". . . . . . . . . . . . . . . .  2
     2.06 "Beneficiary". . . . . . . . . . . . . . . . . . . .  2
     2.07 "Compensation" . . . . . . . . . . . . . . . . . . .  2
     2.08 "Disability" . . . . . . . . . . . . . . . . . . . .  3
     2.09 "Earned Income". . . . . . . . . . . . . . . . . . .  3
     2.10 "Effective Date" . . . . . . . . . . . . . . . . . .  4
     2.11 "Employee" . . . . . . . . . . . . . . . . . . . . .  4
     2.12 "Employer" . . . . . . . . . . . . . . . . . . . . .  5
     2.13 "Entry Date" . . . . . . . . . . . . . . . . . . . .  5
     2.14 "Excess Compensation". . . . . . . . . . . . . . . .  5
     2.15 "Fiscal Year". . . . . . . . . . . . . . . . . . . .  5
     2.16  An "Hour of Service". . . . . . . . . . . . . . . .  5
     2.17 "Member" . . . . . . . . . . . . . . . . . . . . . .  6
     2.18 "Net Profits". . . . . . . . . . . . . . . . . . . .  6
     2.19 "Normal Retirement Age". . . . . . . . . . . . . . .  6
     2.20 "One-Year Break in Service". . . . . . . . . . . . .  6
     2.21 "Owner-Employee" . . . . . . . . . . . . . . . . . .  6
     2.22 "Permissible Investment" . . . . . . . . . . . . . .  7
     2.23 "Plan" . . . . . . . . . . . . . . . . . . . . . . .  7
     2.24 "Plan Administrator" . . . . . . . . . . . . . . . .  7
     2.25 "Plan Year". . . . . . . . . . . . . . . . . . . . .  7
     2.26 "Self-Employed Individual" . . . . . . . . . . . . .  7
     2.27 "Sponsor". . . . . . . . . . . . . . . . . . . . . .  7
     2.28 "Taxable Wage Base". . . . . . . . . . . . . . . . .  7
     2.29 "Trust". . . . . . . . . . . . . . . . . . . . . . .  7
     2.30 "Trustee". . . . . . . . . . . . . . . . . . . . . .  7
     2.31 "Valuation Date" . . . . . . . . . . . . . . . . . .  7
     2.32  A "Year of Eligibility Service" . . . . . . . . . .  7

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     2.33  A "Year of Vesting Service" . . . . . . . . . . . .  7

ARTICLE III    MEMBERSHIP. . . . . . . . . . . . . . . . . . .  8


     3.01 Satisfaction of Membership Requirements. . . . . . .  8
          ---------------------------------------
     3.02 Determination of Satisfaction of Membership
          -------------------------------------------
          Requirements by Plan Administrator . . . . . . . . .  8
          ----------------------------------
     3.03 Duration of Membership . . . . . . . . . . . . . . .  8
          ----------------------
     3.04 Leaves of Absence, etc.. . . . . . . . . . . . . . .  8
          ----------------------
     3.05 Non-Discrimination . . . . . . . . . . . . . . . . .  8
          ------------------
     3.06 Additional Membership Requirements . . . . . . . . .  9
          ----------------------------------
     3.07 Transfer from Eligible Class . . . . . . . . . . . .  9
          ----------------------------
     3.08 Transfer to Eligible Class . . . . . . . . . . . . .  9
          --------------------------

ARTICLE IV     CONTRIBUTIONS TO THE TRUST. . . . . . . . . . .  9

A.   FOR STANDARD PROFIT SHARING PLANS . . . . . . . . . . . .  9
     ---------------------------------
     4.01A     Contributions Held in Trust . . . . . . . . . .  9
               ---------------------------
     4.02A     Employer Contributions. . . . . . . . . . . . .  9
               ----------------------
     4.03A     Determination of Contribution . . . . . . . . . 10
               -----------------------------
     4.04A     Payment of Contribution . . . . . . . . . . . . 10
               -----------------------
     4.05A     Reversion of Certain Employer Contributions . . 10
               -------------------------------------------
     4.06A     Members' Contributions. . . . . . . . . . . . . 10
               ----------------------
     4.07A     Rollover Contributions. . . . . . . . . . . . . 10
               ----------------------

B.   FOR NON-STANDARD PROFIT SHARING SECTION 401(k) PLANS. . . 11
     ----------------------------------------------------
     4.01B     Additional Definitions. . . . . . . . . . . . . 11
               ----------------------
     4.02B     Salary Adjustment Agreement . . . . . . . . . . 12
               ---------------------------
     4.03B     Contributions Held in Trust . . . . . . . . . . 13
               ---------------------------
     4.04B     Elective Deferrals. . . . . . . . . . . . . . . 13
               ------------------
     4.05B     Employee Contributions. . . . . . . . . . . . . 14
               ----------------------
     4.06B     Matching Contributions. . . . . . . . . . . . . 14
               ----------------------
     4.07B     Employer Contributions. . . . . . . . . . . . . 14
               ----------------------
     4.08B     Determination of Contributions. . . . . . . . . 15
               ------------------------------
     4.09B     Payment of Contributions. . . . . . . . . . . . 15
               ------------------------
     4.10B     Reversion of Certain Employer Contributions . . 15
               -------------------------------------------
     4.11B     Rollover Contributions. . . . . . . . . . . . . 16
               ----------------------

ARTICLE V MEMBERS' ACCOUNTS; ALLOCATION OF ASSETS AND
          CONTRIBUTIONS. . . . . . . . . . . . . . . . . . . . 16

A.   FOR STANDARD PROFIT SHARING PLANS . . . . . . . . . . . . 16
     ---------------------------------
     5.01A     Members' Accounts . . . . . . . . . . . . . . . 16
               -----------------
     5.02A     Delivery of Schedules . . . . . . . . . . . . . 17
               ---------------------
     5.03A     Election of Investments . . . . . . . . . . . . 17
               -----------------------
     5.04A     Allocation of Trust Assets. . . . . . . . . . . 18
               --------------------------

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     5.05A     Valuation of Trust. . . . . . . . . . . . . . . 20
               ------------------
     5.06A     Distributions and Forfeitures . . . . . . . . . 20
               -----------------------------

B.   FOR NON-STANDARD PROFIT SHARING SECTION 401(k) PLANS. . . 20
     ----------------------------------------------------
     5.01B Members' Accounts . . . . . . . . . . . . . . . . . 20
           -----------------
     5.02B Allocation of Elective Deferrals. . . . . . . . . . 21
           --------------------------------
     5.03B Allocation of Employee Contributions. . . . . . . . 21
           ------------------------------------
     5.04B Allocation of Matching Contributions. . . . . . . . 21
           ------------------------------------
     5.05B Allocation of Employer Contribution . . . . . . . . 21
           -----------------------------------
     5.06B Allocation of Rollover Contributions. . . . . . . . 23
           ------------------------------------
     5.07B Allocation of Forfeitures . . . . . . . . . . . . . 23
           -------------------------
     5.08B Election of Investments . . . . . . . . . . . . . . 23
           -----------------------
     5.09B Allocation of Trust Assets. . . . . . . . . . . . . 24
           --------------------------
     5.10B Valuation of Trust. . . . . . . . . . . . . . . . . 24
           ------------------
     5.11B Distributions and Forfeitures . . . . . . . . . . . 24
           -----------------------------

ARTICLE    VI FOR NON-STANDARD PROFIT SHARING SECTION 401(k)
     PLANS - Limitations on Contributions and Allocations. . . 25

     6.01  Maximum Amount of Elective Deferrals. . . . . . . . 25
           ------------------------------------
     6.02  Limitation on Elective Deferrals. . . . . . . . . . 26
           --------------------------------
     6.03  Limitation on Employee Contributions and Matching
           -------------------------------------------------
             Contributions . . . . . . . . . . . . . . . . . . 28
             -------------
     6.04  Limitation on Distributions . . . . . . . . . . . . 32
           ---------------------------

ARTICLE VII - PAYMENTS TO OR FOR THE ACCOUNTS OF MEMBERS OR
                TERMINATED MEMBERS . . . . . . . . . . . . . . 32

     7.01  Restrictions on Payments and Distributions. . . . . 32
           ------------------------------------------
     7.02  Retirement Benefits . . . . . . . . . . . . . . . . 32
           -------------------
     7.03  Disability Benefits . . . . . . . . . . . . . . . . 33
           -------------------
     7.04  Death Benefits. . . . . . . . . . . . . . . . . . . 33
           --------------
     7.05  Termination of Employment Prior to Retirement or
           ------------------------------------------------
             Death . . . . . . . . . . . . . . . . . . . . . . 36
             -----
     7.06  Withdrawals . . . . . . . . . . . . . . . . . . . . 38
           -----------
     7.07  Methods and Timing of Payment . . . . . . . . . . . 41
           -----------------------------
     7.08  Distribution Requirements . . . . . . . . . . . . . 45
           -------------------------
     7.09  Discharge of Trustee's Obligation to Make Payments. 51
           ---------------------------------------------------
     7.10  Loans to Members. . . . . . . . . . . . . . . . . . 51
           ----------------

ARTICLE VIII - AMENDMENT AND TERMINATION OF PLAN . . . . . . . 53

     8.01  Amendment by Sponsor. . . . . . . . . . . . . . . . 53
           --------------------
     8.02  Amendment by Employer . . . . . . . . . . . . . . . 53
           ---------------------
     8.03  Limitations on Vesting Amendments . . . . . . . . . 54
           ---------------------------------
     8.04  Termination of Plan . . . . . . . . . . . . . . . . 55
           -------------------
     8.05  Merger or Consolidation . . . . . . . . . . . . . . 55
           -----------------------

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     8.06  Transfer From Other Plans . . . . . . . . . . . . . 55
           -------------------------
     8.07  Termination of Trust. . . . . . . . . . . . . . . . 56
           --------------------

ARTICLE IX PLAN ADMINISTRATION . . . . . . . . . . . . . . . . 56

     9.01  Plan Administrator. . . . . . . . . . . . . . . . . 56
           ------------------
     9.02  Powers of Plan Administrator. . . . . . . . . . . . 56
           ----------------------------
     9.03  Action by Plan Administrator. . . . . . . . . . . . 56
           ----------------------------
     9.04  Discretionary Action. . . . . . . . . . . . . . . . 56
           --------------------
     9.05  Employment of Agents. . . . . . . . . . . . . . . . 57
           --------------------
     9.06  Indemnification of Plan Administrator . . . . . . . 57
           -------------------------------------
     9.07  Claims Procedure. . . . . . . . . . . . . . . . . . 57
           ----------------

ARTICLE X  ESTABLISHMENT OF TRUST AND RIGHTS AND DUTIES OF
             TRUSTEE . . . . . . . . . . . . . . . . . . . . . 58

     10.01 Establishment of Trust. . . . . . . . . . . . . . . 58
           ----------------------
     10.02 Powers of Trustee . . . . . . . . . . . . . . . . . 58
           -----------------
     10.03 Investments . . . . . . . . . . . . . . . . . . . . 58
           -----------
     10.04 Method of Holding and Selling Securities. . . . . . 59
           ----------------------------------------
     10.05 Exercise of Voting Rights . . . . . . . . . . . . . 59
           -------------------------
     10.06 Power to Borrow . . . . . . . . . . . . . . . . . . 59
           ---------------
     10.07 Reliance on Trustee as Owners . . . . . . . . . . . 59
           -----------------------------
     10.08 Liquidation of Assets . . . . . . . . . . . . . . . 59
           ---------------------
     10.09 Evidence on Which Trustee May Act . . . . . . . . . 59
           ---------------------------------
     10.10 Action by Individual Trustees . . . . . . . . . . . 60
           -----------------------------
     10.11 Records and Accounting. . . . . . . . . . . . . . . 60
           ----------------------
     10.12 Payment of Taxes. . . . . . . . . . . . . . . . . . 60
           ----------------
     10.13 Compensation and Expenses . . . . . . . . . . . . . 61
           -------------------------
     10.14 Resignation or Removal of Trustee . . . . . . . . . 61
           ---------------------------------
     10.15 Indemnification of Trustee. . . . . . . . . . . . . 61
           --------------------------
     10.16 Successor to Institutional Trustee. . . . . . . . . 61
           ----------------------------------
     10.17 Responsibilities of Trustee . . . . . . . . . . . . 62
           ---------------------------
     10.18 Allocation and Delegation of Responsibilities . . . 62
           ---------------------------------------------
     10.19 Investment Manager. . . . . . . . . . . . . . . . . 62
           ------------------

ARTICLE XI THE EMPLOYER. . . . . . . . . . . . . . . . . . . . 63

     11.01 No Contract of Employment . . . . . . . . . . . . . 63
           -------------------------
     11.02 No Contract to Maintain Plan. . . . . . . . . . . . 63
           ----------------------------
     11.03 Liability of an Employer. . . . . . . . . . . . . . 63
           ------------------------
     11.04 Action by an Employer . . . . . . . . . . . . . . . 63
           ---------------------
     11.05 Successor to Business of an Employer. . . . . . . . 64
           ------------------------------------
     11.06 Dissolution of the Employer . . . . . . . . . . . . 64
           ---------------------------
     11.07 Plan Covering Owner-Employee. . . . . . . . . . . . 64
           ----------------------------

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ARTICLE XII    LIMITATION ON ALLOCATIONS . . . . . . . . . . . 65

     12.01 . . . . . . . . . . . . . . . . . . . . . . . . . . 65
     12.02 . . . . . . . . . . . . . . . . . . . . . . . . . . 66
     12.03 . . . . . . . . . . . . . . . . . . . . . . . . . . 68
     12.04 . . . . . . . . . . . . . . . . . . . . . . . . . . 68
     12.05 . . . . . . . . . . . . . . . . . . . . . . . . . . 68
     12.06 . . . . . . . . . . . . . . . . . . . . . . . . . . 71

ARTICLE XIII   MISCELLANEOUS . . . . . . . . . . . . . . . . . 71

     13.01 Spendthrift Provision . . . . . . . . . . . . . . . 71
           ---------------------
     13.02 Notices . . . . . . . . . . . . . . . . . . . . . . 72
           -------
     13.03 Construction. . . . . . . . . . . . . . . . . . . . 72
           ------------
     13.04 Impossibility of Performance. . . . . . . . . . . . 72
           ----------------------------
     13.05 Definition of Words . . . . . . . . . . . . . . . . 72
           -------------------
     13.06 Titles. . . . . . . . . . . . . . . . . . . . . . . 72
           ------
     13.07 Conflict with Plan Provisions . . . . . . . . . . . 72
           -----------------------------

ARTICLE XIV    TOP HEAVY PLANS . . . . . . . . . . . . . . . . 72

     14.01 Application of Article. . . . . . . . . . . . . . . 72
           ----------------------
     14.02 Definitions . . . . . . . . . . . . . . . . . . . . 73
           -----------
     14.03 Determination of Top-Heavy Status . . . . . . . . . 75
           ---------------------------------
     14.04 Provisions Applicable When Plan is Not Top-Heavy. . 75
           ------------------------------------------------
     14.05 Provisions Applicable When Plan is Top-Heavy. . . . 75
           --------------------------------------------

ARTICLE XV LIFE INSURANCE. . . . . . . . . . . . . . . . . . . 77

     15.01 Application of Article. . . . . . . . . . . . . . . 77
           ----------------------
     15.02 Definitions . . . . . . . . . . . . . . . . . . . . 77
           -----------
     15.03 Valuation of Trust. . . . . . . . . . . . . . . . . 77
           ------------------
     15.04 Purchase of Insurance . . . . . . . . . . . . . . . 77
           ---------------------

ARTICLE XVI    DIRECT ROLLOVERS. . . . . . . . . . . . . . . . 78

     16.01 Application of this Article . . . . . . . . . . . . 78
           ---------------------------
     16.02 Definitions . . . . . . . . . . . . . . . . . . . . 79
           -----------

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            GOODWIN, PROCTER & HOAR REGIONAL PROTOTYPE
             DEFINED CONTRIBUTION BASIC PLAN DOCUMENT


                            ARTICLE I
                            ---------

           Purpose;  Internal Revenue Service Approval
           -------------------------------------------

     1.01 Purpose. The Employer and the Trustee have adopted the Plan and Trust,
          -------
consisting of this Basic Plan Document and the Adoption Agreement executed by the Employer and the Trustee, for the purpose of prescribing uniform terms and conditions under which retirement and other benefits are to be provided from the Trust Fund to the Employer's Employees. It is intended that the Plan and Trust shall qualify as an employees' retirement trust within the meaning of Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and shall comply with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). So far as possible, the Plan should be interpreted in a manner consistent with this intent. Except as provided in Sections 1.03, 4.05A, 4.10B, 6.02 and 6.03 of the Plan, under no circumstances shall any part of the corpus or income of the Trust, other than such part as may be required to pay taxes, if any, or administrative expenses of the Plan or Trust, be used for or diverted to purposes other than for the exclusive benefit of the Members or their Beneficiaries.

     1.02  Internal Revenue Service Approval.  Any Employer who adopts only a
           ---------------------------------
plan established under a Standard Adoption Agreement and Basic Plan Document No. 01, and who does not and has not in the past maintained any other plan (including a welfare benefit fund, as defined in Section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for key employees, as defined in Section 419A(d)(3) of the Code, or an individual medical account, as defined in Section 415(l)(2) of the Code), may rely on the letter received by the Sponsor from the Internal Revenue Service determining that the text of the Plan satisfies the requirements of Section 401(a) of the Code and that the text of the Trust satisfies the requirements of
Section 501(a) of the Code. Any other Employer should apply to the Internal Revenue Service, as soon as reasonably practicable after the Plan is established, for a determination that the Plan and Trust meet the aforesaid requirements.

     1.03 Qualification. If the Plan fails to attain or retain qualification
          -------------
under Sections 401(a) and 501(a) of the Code, the Plan will no longer participate in this prototype plan and will be considered an individually designed plan.

     Contributions by the Employer to the Trust are conditioned upon the Trust's initial qualification. In the event that the Commissioner of Internal Revenue determines that the Plan is not initially qualified under the Code, any contribution made incident to that initial qualification by the Employer must be returned to the Employer within one year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

                            ARTICLE II
                            ----------

                           Definitions
                           -----------

     Wherever used herein, unless the context clearly indicates otherwise, the following words shall have the following meanings:

     2.01 "Account" means any of the accounts established for a Member in accordance with Section 5.01A or Section 5.01B, whichever is applicable.

     2.02 "Adoption Agreement" means a trust agreement between the Employer and the Trustee, which incorporates the Basic Plan Document as a part thereof.

     2.03  "Anniversary Date" of a Plan means the last day of its Plan Year.

     2.04 "Annuity Starting Date" means the first day of the first period for which an amount is paid as an annuity or any other form.

     2.05 "Basic Plan Document" means the "GOODWIN, PROCTER & HOAR REGIONAL PROTOTYPE DEFINED CONTRIBUTION BASIC PLAN DOCUMENT" as set forth herein or as the same may be amended from time to time.

     2.06 "Beneficiary" means the person or persons designated pursuant to the provisions of Section 7.04, to receive distributions of such Member's account or accounts upon his death.

     2.07 "Compensation" means either Compensation (as defined in Section 12.05(c)) or W-2 earnings, as elected by the Employer in the Adoption Agreement. For any Self-Employed Individual covered under the Plan, Compensation means Earned Income. Compensation shall include only that amount which is actually paid to the Member during the applicable period. Except as provided elsewhere herein, the applicable period shall be the Plan Year unless a different period is elected by the Employer in the Adoption Agreement.

     Notwithstanding the foregoing, if elected by the Employer in the Adoption Agreement, Compensation shall include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of the Employee under Section 125, 402(a)(8), 402(h) or 403(b) of the Code. If elected by the Employer in the Adoption Agreement, Compensation shall exclude any amount paid before the Member becomes eligible to participate in the Plan.

     For each Plan Year, the annual Compensation of each Member taken into account under the Plan for all purposes for any year shall not exceed $200,000, as adjusted by the Secretary at the same time and in the same manner as under
Section 415(d) of the Code. In determining the Compensation of a Member for purposes of this limitation, the rules of Section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Member and any lineal descendants of the Member who have not attained age 19 before the close of the year. If, as a result of the application of such rules the adjusted $200,000 limitation is exceeded, then (except for purposes of determining Compensation not in excess of Excess Compensation), the limitation shall be prorated among the affected individuals in proportion to each such individual's Compensation as determined under this Section prior to the application of this limitation.

     In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, beginning in such calendar year over which compensation is determined (determination period). If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

     For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

     2.08 "Disability" means a Member's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The permanence and degree of such impairment shall be supported by medical evidence.

     2.09 "Earned Income" of a Self-Employed Individual means the net earnings from self-employment in the Employer's trade or business, for which personal services of the Self-Employed Individual are a material income-producing factor, determined without regard to items not included in gross income and the deductions allocable to such items. In determining Earned Income, such net earnings are reduced by contributions by the Employer to a qualified plan to the extent deductible under Section 404 of the Code.

     Notwithstanding the foregoing, if the Employer elects in the Adoption Agreement to include salary reduction amounts in the definition of Compensation, then contributions made pursuant to a salary reduction agreement which are not includible in the gross income of the Self-Employed Individual under 402(a)(8) or 402(h) of the Code shall not be reduced from Earned Income.

     Net earnings shall be determined with regard to the deduction allowed to the Employer by Section 164(f) of the Code for taxable years beginning after December 31, 1989.

     For each Plan Year, the annual Earned Income of each Member taken into account under the Plan for any year shall not exceed $200,000, as adjusted by the Secretary at the same time and in the same manner as under Section 415(d) of the Code.

     In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Earned Income of each employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, beginning in such calendar year over which compensation is determined (determination period). If a determination period consists of fewer than 12 months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is 12.

     For Plan Years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

     2.10 "Effective Date" means the first day of the first Plan Year commencing after December 31, 1988, or the date on which the Plan or the amendment, whichever is applicable, becomes effective as specified in the applicable Adoption Agreement, whichever is later.

     2.11 "Employee" means any person who is employed by the Employer or any Related Employer, including a Self-Employed Individual. An Employee's employment shall be deemed to have commenced on the date on which he first performs an Hour of Service as an Employee.

     Any leased employee shall be treated as an Employee and contributions or benefits provided by the leasing organization which are attributable to services performed for the Employer or any Related Employer shall be treated as provided by the Employer. Notwithstanding the foregoing, if such leased employees constitute less than twenty percent (20%) of the Employer's nonhighly compensated workforce within the meaning of Section 414(n)(5)(C)(ii) of the Code, the preceding sentence shall not apply to any leased employee if such employee is covered by a money purchase pension plan providing: (1) a non-integrated employer contribution rate of at least ten percent (10%) of compensation (as defined in Section 415(c)(3) of the Code, but including amounts contributed pursuant to a salary reduction agreement which are excludable from the employee's gross income under Sections 125, 402(a)(8), 402(h) or 403(b) of the Code), (2) immediate participation, and (3) full and immediate vesting. For purposes of this paragraph, the term "leased employee" means any person (other than an employee of the Employer) who pursuant to an agreement between the Employer and any other person ("leasing organization") has performed services for the Employer (or for the Employer and/or related persons determined in accordance with Section

414(n)(6) of the Code) on a substantially full-time basis for a period of at least one year and such services are of a type historically performed by employees in the business field of the Employer.

     2.12 "Employer" means a self-employed individual, sole proprietor, partnership, trust, or corporation identified as the Employer in the Adoption Agreement or any successor to all or a major portion of its business which pursuant to Section 11.05 adopts the Plan. "Related Employer" means (a) a corporation which, together with the Employer, is a member of a controlled group of corporations (as defined in Section 414(b) of the Code), (b) a trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with the Employer, (c) a corporation, a partnership or other entity which, together with the Employer, is a member of an affiliated service group (as defined in Section 414(m) of the Code), or (d) any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Code. When used in this Basic Plan Document, the terms "an Employer" or "any Employer" refer to the Employer and all Related Employers.

     2.13 "Entry Date" means (a) the first day of the Plan Year and (b) the first day of the seventh month of the Plan Year, or such other date or dates as may be specified in the Adoption Agreement.

     2.14 "Excess Compensation" means the Member's Compensation in excess of the Taxable Wage Base.

     2.15 "Fiscal Year" of an Employer means a twelve consecutive month period which is the fiscal year of the Employer as specified in its Adoption Agreement.

     2.16  An "Hour of Service" means:

           (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for an Employer or a Related Employer. These hours shall be credited to the Employee for the computation period in which the duties are performed;

           (b) Each hour for which an Employee is paid, or entitled to payment by an Employer or a Related Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. No more than 501 Hours of Service will be credited under this paragraph for any single continuous period (whether or not such period occurs in a single computation period). Hours under this paragraph shall be calculated and credited pursuant to
Section 2530.200b-2(b) and (c) of the Department of Labor Regulations which are incorporated herein by this reference;

           (c) Each hour for which an Employee would have been credited with an Hour of Service but for his absence from work by reason of pregnancy, birth or adoption of his child, or for purposes of caring for such child during a period beginning immediately following such birth or adoption. No more than 501 Hours of Service will be credited under this paragraph for any single continuous period. Such Hours shall be credited in the computation period during which such absence begins if such credit is necessary to avoid a One-Year Break in Service for such year; otherwise, such Hours shall be credited in the immediately following computation period;

           (d) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer. The same Hours of Service shall not be credited both under paragraph (a), (b) or (c), as the case may be, and under this paragraph (d). These hours shall be credited to the Employee for the computation period to which the award or agreement pertains rather than the computation period in which the award, agreement or payment is made;

           (e) Each hour (other than those credited under Paragraphs (a), (b),
(c), or (d)) for which an Employee is credited pursuant to Section 3.04 of the Plan; and

           (f) Where the Employer maintains the plan of a predecessor employer or if a predecessor employer has been designated as such in the Adoption Agreement, Hours of Service for such predecessor employer shall be treated as Hours of Service for the Employer. If such predecessor employer was not a corporation, Hours of Service as an Employee, a sole proprietor or partner of such predecessor employer shall be treated as Hours of Service for the Employer.

     2.17 "Member" means any Employee entitled to participate in the Plan as determined under Article III.

     2.18 "Net Profits" of an Employer means the current and accumulated earnings as shown by the Employer's books before deducting Federal and state taxes measured in part or in whole by income and before deducting the contribution to the Trust and any other qualified plan.

     2.19 "Normal Retirement Age" for any Employee means the age set forth in the Adoption Agreement.

     2.20 "One-Year Break in Service" means, with respect to any Employee, a twelve consecutive month computation period (as specified in the Adoption Agreement for determining an Employee's Years of Vesting Service) during which such Employee has not completed more than one-half of the number of Hours of Service required for a Year of Vesting Service.

     2.21 "Owner-Employee" means an individual who is a sole proprietor of an Employer or who is a partner owning more than ten percent (10%) of either the capital or profits interest of a partnership which is an Employer.

     2.22 "Permissible Investment" means the investments specified in the Adoption Agreement as available for investment of assets of the Trust.

     2.23 "Plan" means the plan established by the Employer under an Adoption Agreement.

     2.24 "Plan Administrator" means the administrator and named fiduciary of the Plan as identified in Section 9.01.

     2.25 "Plan Year" means the Fiscal Year, unless a different twelve consecutive month period is specified in the Adoption Agreement.

     2.26 "Self-Employed Individual" means an individual who has Earned Income for the taxable year from an Employer, or an individual who would have had such Earned Income but for the fact that the Employer had no Net Profits for the taxable year.

     2.27 "Sponsor" means Goodwin, Procter & Hoar, and any successor to all or a major portion of its business.

     2.28 "Taxable Wage Base" means the maximum amount of earnings which may be considered wages for the calendar year containing the first day of the Plan Year, under Section 3121(a)(1) of the Code.

     2.29 "Trust" means the trust established under Article X and an Adoption Agreement.

     2.30 "Trustee" means the financial institution or person or persons who have executed the Adoption Agreement as trustee or trustees or successor trustee or trustees, appointed by the Employer and acting as trustee for the purposes of the Plan.

     2.31 "Valuation Date" means any date for revaluation of the Trust and adjustments of the accounts held thereunder as determined in accordance with
Section 5.04A or Section 5.10B, whichever is applicable.

     2.32 A "Year of Eligibility Service" for any Employee of an Employer means each twelve consecutive month period beginning on the date the Employee first performs an Hour of Service or any anniversary thereof, during which twelve-month period he has at least the number of Hours of Service specified in the Adoption Agreement.

     2.33 A "Year of Vesting Service" for any Employee of an Employer means each twelve consecutive month period during which the Employee is credited with at least the number of Hours of Service specified in the Adoption Agreement, but excluding periods of service with the Employer which the Employer specifically elects to exclude in the Adoption Agreement. Unless otherwise specified in the Adoption Agreement, the twelve consecutive month period shall be the Plan Year.

                           ARTICLE III
                           -----------

                            Membership
                            ----------

     3.01 Satisfaction of Membership Requirements. Each Employee of an Employer
          ---------------------------------------
who on the Effective Date meets the membership requirements specified in Section
3.06 and in the Adoption Agreement shall become or continue to be a Member on the Effective Date. Each other Employee of an Employer, including each future Employee, who meets such membership requirements after the Effective Date shall become a Member on the later of the date he becomes an Employee and the Entry Date coincident with or next following the date he meets such membership requirements.

     3.02  Determination of Satisfaction of Membership Requirements by Plan
           ----------------------------------------------------------------
Administrator.  The determination of the membership of an Employee of an
-------------
Employer shall be made by the Plan Administrator from the Employer's records.

     3.03 Duration of Membership. A Member shall cease membership for all
          ----------------------
purposes of the Plan when he no longer satisfies the membership requirements and is not eligible and will not become eligible to receive any further benefits from the Plan on account of his prior employment. A former Member shall again become a Member when he again becomes an Employee who satisfies the membership requirements.

     3.04 Leaves of Absence, etc. In the case of an Employee who, without pay,
          ----------------------
leaves an Employer to enter the armed services of the United States of America and who returns to its employ at or before the expiration of ninety (90) days after the date on which he is first entitled to be released from active duty in the armed services (or at such later date as the Employer may approve or as may be required by law) or in the case of an Employee who is absent from work, with the approval of an Employer and without pay, by reason of vacation, sickness, disability, temporary lay-off, jury duty, or leave of absence for other similar reasons, the Employer shall credit such Employee for such period of absence with the number of Hours of Service determined by multiplying the number of Hours of Service in such Employee's last full regular work week immediately preceding such absence by the duration (in weeks) of such absence. For purposes of granting leaves of absence, Employees in similar circumstances shall be treated alike by an Employer in accordance with the standards set forth in Section 9.04. Nothing herein contained shall restrain an Employer's right to terminate the employment of any Employee, whether or not during a leave of absence.

     3.05 Non-Discrimination. In no event may the membership requirements under
          ------------------
the Plan be more favorable for Highly Compensated Employees (as defined in Section 414(q) of the Code) than for other Employees.

     3.06  Additional Membership Requirements.  An Employee employed in the
           ----------------------------------
ineligible categories described in paragraphs (a) and (b) below will not be eligible to become a Member in the Plan:

           (a) Employees who are nonresident aliens and who receive no compensation from the Employer, which constitutes income from sources within the United States.

           (b) If the Adoption Agreement provides that Employees covered by a collective bargaining agreement which does not include this Plan are excluded from the Plan, then such exclusion shall be applicable only if retirement benefits were the subject of good faith bargaining. If this paragraph (b) is applicable, the term "collective bargaining representative" does not include any organization more than half of whose members are employees who are owners, officers, or executives of the Employer.

     3.07 Transfer from Eligible Class. In the event a Member is no longer in an
          ----------------------------
eligible class of Employees, as defined in the Adoption Agreement and Section 3.06, such Member will cease to share in Employer contributions and forfeitures under Section 5.04A(b) or Sections 5.05B and 5.07B, whichever is applicable, but shall continue to be treated as an Employee for all other purposes under the Plan. If such Member returns to an eligible class, such Member shall participate immediately in the Plan upon returning to such eligible class.

     3.08 Transfer to Eligible Class. In the event an Employee who is not a
          --------------------------
member of an eligible class of employees, as defined in the Adoption Agreement and Section 3.06, becomes a member of an eligible class, such Employee shall become a Member immediately if such Employee has satisfied the otherwise applicable membership requirements specified in the Adoption Agreement.


                            ARTICLE IV
                            ----------

                    Contributions to the Trust
                    --------------------------

     A.    FOR STANDARD PROFIT SHARING PLANS
           ---------------------------------

     4.01A Contributions Held in Trust.  All contributions made hereunder are
           ---------------------------
to be held by the Trustee in the Trust in accordance with the provisions of
Article X, and are to be invested and reinvested as provided therein.

     4.02A Employer Contributions. For each of its Fiscal Years, an Employer
           ----------------------
shall, subject to the restrictions set forth in Article XII, pay to the Trustee from its Net Profits an amount determined in accordance with its Adoption Agreement; provided, however, that an Employer's contribution paid to the
           --------
Trustee for any Fiscal Year shall not exceed the maximum amount permitted as a Federal income tax deduction for the Employer on account of such contribution for such Fiscal Year.

     Notwithstanding the foregoing, if authorized by the applicable Adoption Agreement, the Employer may make contributions to the Plan without regard to its Net Profits. The Plan shall continue to be designed to qualify as a profit sharing plan for purposes of Sections 401(a), 402, 412 and 417 of the Code.

     4.03A Determination of Contribution. The amount of an Employer's
           -----------------------------
contribution for each of its Fiscal Years shall be determined by the Employer in accordance with the terms of this Plan and the applicable Adoption Agreement. The amount of the contribution, as determined by the Employer, shall be conclusive and binding on all persons.

     4.04A Payment of Contribution. An Employer's contribution to its Trust for
           -----------------------
each Fiscal Year of the Employer shall be made within the time required by law in order to obtain a deduction of the amount of such payment for Federal income tax purposes for such Fiscal Year, as determined under the applicable provisions of the Code.

     4.05A Reversion of Certain Employer Contributions. All contributions by an
           -------------------------------------------
Employer hereunder shall be made upon the condition that such contributions are fully deductible for Federal income tax purposes. In the event that any such deduction is disallowed in whole or in part, then the Employer may direct the Trustee to return such contribution (to the extent disallowed) to the Employer at any time within the twelve (12) month period commencing on the date of disallowance. In the event that an Employer shall make a contribution hereunder on the basis of a mistake of fact, the Employer may direct the Trustee to return such contribution to the Employer at any time within the twelve (12) month period commencing on the date of contribution.

     4.06A Members' Contributions. Effective with the Plan Year commencing after
           ----------------------
December 31, 1988, a Member may not make any contributions under the Plan. Any nondeductible contributions made by Members to the Trust during the Plan Years beginning after December 31, 1986 but before January 1, 1989 shall comply with the requirements set forth in Section 401(m) of the Code and the regulations promulgated thereafter.

     4.07A Rollover Contributions. Notwithstanding anything to the contrary
           ----------------------
elsewhere herein, with the consent of the Plan Administrator, an Employee may make and the Trustee shall accept contributions of all or any part of (i) any amount received by such Employee from another plan and trust qualified as an exempt employee benefit plan and trust under Sections 401(a) and 501(a) of the Code, or (ii) any amount received by such Employee out of an individual retirement account or individual retirement annuity which consists solely of amounts attributable to a prior rollover contribution from a qualified employee benefit plan which, but for such contribution to the Plan, would have been taxable income to such Employee. An Employee may make a contribution under this section whether or not he has satisfied the membership requirements with respect to age and service specified in the Adoption Agreement. An Employee who makes a contribution under this Section 4.07A and who does not otherwise qualify as a Member is, nevertheless, deemed to be a Member for the limited purpose of administering that contribution. Contributions under this Section 4.07A shall be made in cash, check, or securities, provided that such securities are acceptable to the Trustee. All contributions under this Section 4.07A shall be credited to a separate Rollover Account for such Employee which shall be fully vested at all times. Rollover contributions pursuant to this Section 4.07A shall not be deemed to be Member contributions for purposes of Article XII.

     B.    FOR NON-STANDARD PROFIT SHARING SECTION 401(k) PLANS
           ----------------------------------------------------

     4.01B Additional Definitions
           ----------------------

           (a) "Elective Deferrals" means the contributions made to the Plan by the Employer pursuant to Section 4.04B of the Plan on behalf of a Member who has entered into a Salary Adjustment Agreement with the Employer.

           (b) "Employee Contributions" means the contributions made to the Plan by Members pursuant to Section 4.05B of the Plan.

           (c) "Employer Contribution" means the contributions made by the Employer for the Members pursuant to Section 4.07B of the Plan.

           (d) "Family Member" includes the spouse, lineal ascendants and descendants of an Employee or former Employee and the spouses of such lineal ascendants and descendants.

           (e) "Highly Compensated Employees" means either a highly compensated active employee or a highly compensated former employee.

     A highly compensated active employee includes any Employee who performs service for the Employer during the determination year and who, during the look-back year: (i) received Compensation from the Employer in excess of $75,000 (as adjusted pursuant to Section 415(d) of the Code; (ii) received Compensation from the Employer in excess of $50,000 (as adjusted pursuant to Section 415(d) of the Code) and was a member of the top-paid group for such year; or (iii) was an officer of the Employer and received Compensation during such year that is greater than 50 percent of the dollar limitation in effect under Section 415(b)(1)(A) of the Code. The term Highly Compensated Employee also include: (i) Employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the one hundred (100) Employees who received the most Compensation from the Employer during the determination year; and (ii) Employees who are 5-percent owners at any time during the look-back year or determination year.

     If no officer has satisfied the compensation requirement of (iii) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

     For this purpose, the determination year shall be the Plan Year. The look-back year shall be the twelve-month period immediately preceding the determination year.

     A highly compensated former employee includes any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the employer during the determination year, and was a highly compensated active employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

     If an Employee is, during a determination year or look-back year, a Family Member of either a 5-percent owner who is an active or former Employee or a Highly Compensated Employee who is one of the ten (10) most Highly Compensated Employees ranked on the basis of Compensation paid by the Employer during such year, then the Family Member and the 5-percent owner or top-ten Highly Compensated Employee shall be aggregated. In such case, the Family Member and 5-percent owner or top-ten Highly Compensated Employee shall be treated as a single Employee receiving Compensation and plan contributions or benefits equal to the sum of such Compensation and contributions or benefits of the Family Member and 5-percent owner or top-ten Highly Compensated Employee.

     The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top one hundred (100) Employees, the number of Employees treated as officers and the Compensation that is considered, will be made in accordance with Section 414(q) of the Code and the regulations thereunder.

           (f) "Matching Contributions" means the contributions made by the Employer pursuant to Section 4.06B of the Plan on behalf of a Member on account of an Employee Contribution made by such Member, or on account of a Member's Elective Deferral under this Plan.

           (g) "Non-highly Compensated Employee" means any Employee entitled to participate in the Plan as determined under Article III who is not a Highly Compensated Employee.

           (h) "Salary Adjustment Agreement" means the agreement described in
Section 4.02B and entered into between a Member and the Employer.

     4.02B Salary Adjustment Agreement. If an Employer has specified in its
           ---------------------------
Adoption Agreement that Elective Deferrals may be made to the Trust, each Member may, but shall not be required to, enter into a Salary Adjustment Agreement with the Employer under which the Member agrees to reduce his Compensation by a specified percent or a fixed-dollar amount and the Employer agrees to contribute such amount on the Member's behalf to the Trust. The terms of such Salary Adjustment Agreement shall:

           (a) specify the percentage or fixed-dollar amount of such Member's Compensation to be paid by the Employer on the Member's behalf each pay period to the Trust;

           (b) provide that the Plan Administrator may reduce the percentage or amount in (a) if necessary to assure that the applicable limitations on contributions and allocations set forth in Articles VI and XII are satisfied for each Plan Year;

           (c) specify the date as of which the Salary Adjustment Agreement becomes effective, which date shall be the first day of a future pay period; and

           (d) set forth such other or additional information as in the opinion of the Plan Administrator is desirable or necessary for the operation of the Plan.

           An Employee who is a Member on the Effective Date may enter into a Salary Adjustment Agreement with the Employer at least fifteen (15) days (or such shorter period as the Plan Administrator allows) prior to the Effective Date, such Salary Adjustment Agreement to be effective as of the first payroll period commencing after said date. In the case of any other Employee becoming a Member for the first time or in the case of a former Employee becoming a Member upon reemployment, (i) the Plan Administrator shall notify such Employee of his eligibility to enter into a Salary Adjustment Agreement in advance of the date on which such Employee becomes a Member and shall forward to such individual a Salary Adjustment Agreement; and (ii) salary reduction shall commence on behalf of such Employee with the first pay period commencing after he becomes a Member if such Employee enters into the Salary Adjustment Agreement with the Employer at least fifteen (15) days (or such shorter period as the Plan Administrator allows) prior to the date he becomes a Plan Member. In all cases, the initiative for applying for salary reduction rests with the individual Employee.

     4.03B Contributions Held in Trust.  All contributions made hereunder are
           ---------------------------
to be held by the Trustee in the Trust in accordance with the provisions of
Article X, and are to be invested and reinvested as provided therein.

     4.04B Elective Deferrals. Subject to the provisions of Articles VI and XII,
           ------------------
for each pay period, the Employer shall contribute to the Trust on behalf of each Member an amount equal to the percentage or fixed-dollar amount of such Member's Compensation specified in the Salary Adjustment Agreement between the Employer and such Member. Each Member may elect to increase or decrease the amount or percentage rate of such Member's salary adjustment only as of the first day of any future payroll period. Each Member may elect to suspend completely his salary adjustment as of the first day of any future payroll period. Each such change or suspension shall be made by written notice filed with the Plan Administrator at least fifteen (15) days (or such shorter period as the Plan Administrator allows) prior thereto. No change in or suspension of the amount or percentage rate of the Member's salary adjustment shall be made at any other time by the Member and the salary adjustment amount or percentage rate in force at any time shall continue in force unless and until changed in accordance with the provisions of the preceding sentences. All Elective Deferrals under this Section 4.04B shall be recorded in a separate Elective Deferral Account and shall be fully vested at all times.

     4.05B Employee Contributions. If an Employer has specified in its Adoption
           ----------------------
Agreement that its Employees who are Members may contribute to the Trust, then, subject to the provisions of Articles VI and XII, each such Member may, but shall not be required to, contribute to the Trust such amounts in cash as he may choose. Such amounts shall be nondeductible contributions. Employee Contributions for each Plan Year may be made by payroll deduction or otherwise, as permitted by the Employer and the Plan Administrator, and must be made at such time or times as the Employer shall determine. Each Member may elect to increase or decrease the amount or percentage rate of his Employee Contributions only as of the first day of any future payroll period. Each Member may elect to suspend completely his Employee Contributions as of the first day of any future payroll period. Each such change or suspension shall be made by written notice filed with the Plan Administrator at least fifteen (15) days (or such shorter period as the Plan Administrator allows) prior thereto. No change in or suspension of the amount or percentage rate of the Member's Employee Contributions shall be made at any other time by the Member and the amount or percentage rate of Employee Contributions in force at any time shall continue in force unless and until changed in accordance with the preceding sentences. All contributions under this Section 4.05B shall be recorded in a separate Employee Account and shall be fully vested at all times.

     4.06B Matching Contributions. If an Employer has specified in its Adoption
           ----------------------
Agreement that Matching Contributions will be made to the Trust, then for each of its Fiscal Years, the Employer shall, subject to the restrictions set forth in Article XII, pay to the Trustee from its Net Profits an amount determined in accordance with its Adoption Agreement; provided, however, that the Matching
                                        --------
Contribution paid to the Trustee for any Fiscal Year shall not exceed the maximum amount permitted as a Federal income tax deduction for the Employer on account of such contribution for such Fiscal Year. If the foregoing Matching Contributions are subject to full and immediate vesting and may not be withdrawn during active employment prior to age 59-1/2, they would be referred to as Qualified Matching Contributions from time to time.

     Notwithstanding the foregoing, if authorized by the applicable Adoption Agreement, the Employer may make Matching Contributions to the Trust without regard to its Net Profits. The Plan shall continue to be designed to qualify as a profit sharing plan for purposes of Sections 401(a), 402, 412 and 417 of the Code.

     4.07B Employer Contributions.
           ----------------------

           (a) For each of its Fiscal Years, an Employer shall, subject to the restrictions set forth in Article XII, pay to the Trustee from its Net Profits an amount determined in accordance with its Adoption Agreement; provided, however, that the Employer Contribution paid to the Trustee for any Fiscal Year shall not exceed the maximum amount permitted as a Federal income tax deduction for the Employer on account of such contribution for such Fiscal Year.

           If the foregoing Employer Contributions are subject to full and immediate vesting and may not be withdrawn during active employment prior to age 59-1/2, they would be referred to as Qualified Non-elective Contributions from time to time.

           (b) If an Employer has specified in its Adoption Agreement that Qualified Non-Elective Contributions will be made to the Trust, then in lieu of distributing Excess Contributions as provided in Section 6.02 of the Plan, or distributing or forfeiting Excess Aggregate Contributions as provided in Section
6.03 of the Plan, the Employer may make a specific Employer Contribution to the Trust on behalf of Non-highly Compensated Employees in an amount sufficient to enable the Plan to satisfy either the Average Deferral Percentage test or the Average Contribution Percentage test, or both, pursuant to regulations under the Code. Such Employer Contributions are subject to full and immediate vesting and may not be withdrawn during active employment prior to age 59-1/2 and will be referred to Qualified Non-elective Contributions from time to time.

           (c) Notwithstanding the foregoing, if authorized by the applicable Adoption Agreement, the Employer may make Employer Contributions to the Trust without regard to its Net Profits. The Plan shall continue to be designed to qualify as a profit sharing plan for purposes of Sections 401(a), 402, 412 and 417 of the Code.

     4.08B Determination of Contributions. The amount of Employer Contributions
           ------------------------------
and Matching Contributions for each of its Fiscal Years shall be determined by the Employer in accordance with the terms of this Plan and the applicable Adoption Agreement. The amount of the contribution, as determined by the Employer, shall be conclusive and binding on all persons.

     4.09B Payment of Contributions. The Employer Contributions and Matching
           ------------------------
Contributions to the Trust for each Fiscal Year of the Employer shall be made within the time required by law in order to obtain a deduction of the amount of such payment for Federal income tax purposes for such Fiscal Year, as determined under the applicable provisions of the Code. The Elective Deferrals and Employee Contributions to the Trust for each calendar month shall be made no later than thirty (30) days immediately following the calendar month to which such contributions relate.

     4.10B Reversion of Certain Employer Contributions. All contributions by an
           -------------------------------------------
Employer hereunder shall be made upon the condition that such contributions are fully deductible for Federal income tax purposes. In the event that any such deduction is disallowed in whole or in part, then the Employer may direct the Trustee to return such contribution (to the extent disallowed) to the Employer at any time within the twelve (12) month period commencing on the date of disallowance. In the event that an Employer shall make a contribution hereunder on the basis of a mistake of fact, the Employer may direct the

Trustee to return such contribution to the Employer at any time within the twelve (12) month period commencing on the date of contribution.

     4.11B Rollover Contributions.  Notwithstanding anything to the contrary
           ----------------------
elsewhere herein, with the consent of the Plan Administrator, an Employee may make and the Trustee shall accept contributions of all or any part of (a) any amount received by such Employee from another plan and trust qualified as an exempt employee benefit plan and trust under Sections 401(a) and 501(a) of the Code, or (b) any amount received by such Employee out of an individual retirement account or individual retirement annuity which consists solely of amounts attributable to a prior rollover contribution from a qualified employee benefit plan which, but for such contribution to the Plan, would have been taxable income to such Employee. An Employee may make a contribution under this section whether or not he has satisfied the membership requirements with respect to age and service specified in the Adoption Agreement. An Employee who makes a contribution under this Section 4.11B and does not otherwise qualify as a Member is, nevertheless, deemed to be a Member for the limited purpose of administering that contribution. Contributions under this Section 4.11B shall be made in cash, check, or securities, provided that such securities are acceptable to the Trustee. All contributions under this Section 4.11B shall be credited to a separate Rollover Account for such Employee which shall be fully vested at all times. Rollover contributions pursuant to this Section 4.11B shall not be deemed to be Member contributions for purposes of Article XII.


                            ARTICLE V
                            ---------

                  Members' Accounts; Allocation
                   of Assets and Contributions
                   ---------------------------

     A.    FOR STANDARD PROFIT SHARING PLANS
           ---------------------------------

     5.01A Members' Accounts. The Plan Administrator shall maintain an Employer
           -----------------
Account for each Member and a Rollover Account for each Member who has contributed to the Trust pursuant to Section 4.07A. Any rollover contributions made by a Member as provided in Section 4.07A shall be credited to his Rollover Account pursuant to Section 5.04A(c). Subject to the provisions of Article XI, any contributions made by an Employer shall be allocated to the Employer Accounts of Members pursuant to Section 5.04A(b). If a Member has previously made deductible and/or nondeductible contributions to the Trust, the Plan Administrator shall maintain a Deductible Account and/or Nondeductible Account for each such Member to which the amounts attributable to such contributions shall be credited. No part of the Deductible Account may be used to purchase life insurance. All contributions credited to a Member's Rollover Account, Deductible Account and Nondeductible Account shall be fully vested at all times.

     The Plan Administrator shall determine to which of the foregoing accounts the amounts held in accounts maintained under a predecessor plan shall be allocated, based on the nature of the contributions originally credited to such predecessor plan accounts.

     5.02A Delivery of Schedules. As soon as practicable after the end of each
           ---------------------
Plan Year, an Employer shall deliver to the Plan Administrator a schedule prepared as follows:

           (a) FOR PLANS NOT INTEGRATED WITH SOCIAL SECURITY
               ---------------------------------------------

           If a non-integrated formula has been selected in Paragraph 6 of the Adoption Agreement, the schedule shall show the name of each person who was a Member during such Plan Year, and opposite the name of each such Member, the amount of Compensation paid to him by the Employer during such Plan Year. Notwithstanding the foregoing, if the Employer has selected Paragraph 6(D) in its Adoption Agreement, the schedule shall only show the name of each Member who meets the requirements specified in such Paragraph of the Adoption Agreement.

           (b) FOR PLANS INTEGRATED WITH SOCIAL SECURITY
               -----------------------------------------

           If an integrated formula has been selected in Paragraph 6 of the Adoption Agreement, the schedule shall show the name of each person who was a Member during such Plan Year, and opposite the name of each such Member the amount of Compensation and Excess Compensation, if any, paid to him by the Employer during such Plan Year. Notwithstanding the foregoing, if the Employer has selected Paragraph 6(D) in its Adoption Agreement, the schedule shall only show the name of each Member who meets the requirements specified in such Paragraph of the Adoption Agreement.

           (c) At or before the time of any payment by an Employer of rollover contributions pursuant to Section 4.07, the Employer shall deliver to the Plan Administrator a schedule showing the name of each Member who made a contribution hereunder and the amount of the Member's rollover contribution. The schedule shall also contain each Member's investment election made pursuant to Section 5.03A of this Article, if applicable, and such other information as the Plan Administrator may reasonably require for the proper administration of the Plan.

     5.03A Election of Investments.
           -----------------------

           (a) If an Employer has specified in its Adoption Agreement that Members may elect to direct the investment of their Accounts, each such Member shall elect the manner of investment of all amounts which have been contributed to the Trust by or on the behalf of such Member, and such amounts shall thereupon be invested separately for the benefit of such Member; provided, however, that the Member's investment direction shall be limited to Permissible Investments, other than collectibles within the meaning of Section 408(m)(2) of the Code. The assets which are invested at the direction of a Member shall be segregated into separate accounts for such Member. The Plan Administrator shall maintain records of account at all times adequately reflecting each Member's interest in his separate accounts. Notwithstanding the foregoing, the Trustee may invest on an interim basis amounts credited to the Accounts of a Member in such short-term liquid Permissible Investments as are selected by the Trustee on a uniform basis for such purpose.

           (b) To make an investment election, each Member shall give written notice to the Plan Administrator or his delegate, which notice shall be in such form and given at such time as the Trustee may reasonably require. To be effective, such an investment election must be in accordance with any and all rules and regulations established by the Trustee for this purpose. Any investment election made hereunder shall continue to be effective until properly revoked by the Member. If at any time there shall be no investment election in effect with respect to a Member's interest in all or any portion of his accounts, or if there shall be an investment election which is, in the opinion of the Trustee, unclear, the Plan Administrator shall specify a "default election" to the Trustee, under which the Trustee shall invest such interest without liability for loss of income or appreciation, pending receipt of proper instructions or clarification.

           (c) The Employer, the Plan Administrator, and the Trustee shall have no responsibility for the investment elections of the Members and shall incur no liability on account of investing the assets of the Trust in accordance with such directions.

           (d) Notwithstanding anything to the contrary elsewhere herein, the Employer may, but is not required to, pay any expenses incurred as the result of a Member's individual investment election. To the extent that the Employer does not pay such expenses, they will be charged against the accounts of the Member making the election as provided in Section 5.04A.

     5.04A Allocation of Trust Assets. As of each Anniversary Date of the Trust and as of any other date which the Plan Administrator in its discretion may determine (any of which dates is herein referred to as a "Valuation Date"), the Plan Administrator shall adjust the accounts of Members to reflect the total net worth of the assets of the Trust. As of each Valuation Date which is an Anniversary Date, the Plan Administrator shall allocate the assets of the Trust in accordance with subsections (a), (b), and (c) below, and as of each other Valuation Date in accordance with subsections (a) and (c) below only:

           (a) Income, Appreciation, and Depreciation.
               --------------------------------------

               (i)  PLANS THAT DO NOT PERMIT ELECTION OF
                    ------------------------------------
     INVESTMENTS BY MEMBERS -
     ----------------------

               Except as otherwise provided in Section 7.10, the Plan Administrator shall adjust all Accounts of Members to reflect income, gains, losses, appreciation and depreciation of the Trust by allocating to such accounts, in the proportion that each such account balance prior to such adjustment bears to the total of all such account balances in the Trust, an amount equal to the total net worth of the assets of the Trust determined as of such Valuation Date reduced by or disregarding
     (A) the total of all rollover (and Member) contributions to the Trust since the last Valuation Date, and (B) an amount equal to the total of all Employer contributions and forfeitures with respect to the Plan Year which is current or ended on such Valuation Date.

               (ii) PLANS THAT DO PERMIT ELECTION OF INVESTMENTS
                    --------------------------------------------
     BY MEMBERS -
     ----------

               The Plan Administrator shall adjust the separate Accounts of each Member to reflect income, gains, losses, appreciation and depreciation of the assets of each such separate Account since the last Valuation Date.

           (b) Allocation of Employer Contributions and Forfeitures.
               ----------------------------------------------------

               (i)  PLANS NOT INTEGRATED WITH SOCIAL SECURITY -
                    -----------------------------------------

               If the allocation of Employer contributions is not integrated with Social Security, the Plan Administrator shall, after making the adjustments and credits required by subsection (a), and subject to the limitations imposed by Article XII, credit to the Employer Account of each Member listed on the schedule furnished by the Employer pursuant to Section 5.02A(a) that portion of the Employer contribution and forfeitures for such Plan Year which bears the same ratio to the total amount of such contribution and forfeitures as the Compensation shown for such Member on the schedule furnished by the Employer pursuant to Section 5.02A(a) bears to the total Compensation shown on said schedule for all such Members.

               (ii) PLANS INTEGRATED WITH SOCIAL SECURITY -
                    -------------------------------------

               If an integrated formula has been selected in Paragraph 6 of the Adoption Agreement, after making the adjustments and credits required by subsection (a), the Plan Administrator shall, subject to the limitations imposed by Article XII, credit to the Employer Account of each Member listed on the schedule furnished by the Employer pursuant to Section 5.02A(b) a portion of the Employer contribution and forfeitures for such Plan Year on the following basis:

               FIRST, an amount equal to X percent times the Member's Compensation for such Plan Year; and

               SECOND, the lesser of (i) an amount equal to X percent times the Member's Excess Compensation for such Plan Year or (ii) an amount representing the Member's pro rata share of the balance of the Employer contributions and forfeitures, if any, when allocated to all Members in proportion to their Excess Compensation for such Plan Year; and

               THIRD, an amount representing the Member's pro rata share of the balance of the Employer contributions and forfeitures, if any, when allocated to Members' Employer Accounts in proportion to their Compensation for such Plan Year.

           For purposes of the foregoing, the maximum value of X% shall be 5.7%. In any Plan Year in which the Plan is top-heavy, the minimum value of X% shall be 3%.

           (c) Rollover Contributions. After making the adjustments and credits
               ----------------------
required by subsections (a) and (b), where applicable, the Plan Administrator shall credit to the Rollover Account of each Member the amount of his rollover contributions for such Plan Year as shown on the schedule furnished by the Employer pursuant to Section 5.02A(c).

     5.05A Valuation of Trust. As of each Valuation Date, the Trustee shall
           ------------------
determine and report to the Plan Administrator the net worth of the Trust, by evaluating all of its assets and liabilities as of that date. In determining the net worth of the Trust, the Trustee shall exclude any amounts segregated into separate accounts held by the Trustee for Members who have borrowed from the Trust pursuant to Section 7.10, if any, and shall value assets of the Trust at their fair market value. In the case of assets with no readily ascertainable fair market value, the Trustee shall determine the said value on any reasonable basis it may deem appropriate. If Members can direct investment of their accounts pursuant to Section 5.03A, the Trustee shall determine and report to the Plan Administrator the net worth of each Member's separate account as of the Valuation Date.

     5.06A Distributions and Forfeitures. Whenever the Trustee shall make any
           -----------------------------
distribution to or on behalf of a Member from any of his accounts in accordance with the provisions of Article VII, the amount so distributed shall be based upon the value of such account as of the Valuation Date coincident with or next preceding the date of such distribution, and shall thereupon be charged against such account. Whenever a Member shall forfeit all or any portion of the amount standing to the credit of his Employer Account in accordance with the provisions of Section 6.05A, the amount so forfeited shall be charged against his Employer Account.

     B.    FOR NON-STANDARD PROFIT SHARING SECTION 401(k) PLANS
           ----------------------------------------------------

     5.01B Members' Accounts. The Plan Administrator shall maintain an Elective
           -----------------
Deferral Account for each Member on whose behalf Elective Deferrals have been contributed to the Trust pursuant to Section 4.04B, an Employee Account for each Member who has contributed to the Trust pursuant to Section 4.05B, a Matching Account for each Member on whose behalf Matching Contributions have been contributed to the Trust pursuant to Section 4.06B, an Employer Account for each Member on whose behalf Employer Contributions have been contributed to the Trust pursuant to Section 4.07B(a), and a Rollover Account for each Employee who has contributed to the Trust pursuant to Section 4.11B. The Plan Administrator shall also maintain a Qualified Non-elective Contribution Account for each Member on whose behalf Qualified Non-elective Contributions have been contributed to the

Trust pursuant to Section 4.07B(b). If the Employer Contributions under Section 4.07B(a) also qualify as Qualified Non-elective Contributions, then the Plan Administrator shall only maintain one Qualified Non-elective Contribution Account for each Member for purpose of holding Employer Contributions made pursuant to both Sections 4.07B(a) and (b).

     5.02B Allocation of Elective Deferrals. At the time of payment of Elective
           --------------------------------
Deferrals to the Trust pursuant to Section 4.04B, the Employer shall deliver to the Plan Administrator a schedule showing the name of each Member for whom Elective Deferrals are included in such payment and the amount of Elective Deferrals made on behalf of each such Member. Subject to the provisions of Articles VI and XII, the Plan Administrator shall allocate to the Elective Deferral Account of each Member listed on such schedule the amount of Elective Deferrals made on his behalf to the Trust as shown therein.

     5.03B Allocation of Employee Contributions. At the time of payment of
           ------------------------------------
Employee Contributions to the Trust pursuant to Section 4.05B, the Employer shall deliver to the Plan Administrator a schedule showing the name of each Member whose Employee Contributions are included in such payment and the amount of Employee Contributions made by each such Member. Subject to the provisions of Articles VI and XII, the Plan Administrator shall allocate to the Employee Account of each Member listed on such schedule the amount of his Employee Contributions as shown therein.

     5.04B Allocation of Matching Contributions. At the time of payment of
           ------------------------------------
Matching Contributions to the Trust pursuant to Section 4.06B, the Employer shall deliver to the Plan Administrator a schedule showing the name of each Member for whom Matching Contributions are included in such payment and the amount of Matching Contributions for each such Member as determined by the Adoption Agreement. The Members who are entitled to receive Matching Contributions shall be those Members on whose behalf Elective Deferrals have been made and/or those Members who have made Employee Contributions. Subject to the provisions of Articles VI and XII, the Plan Administrator shall allocate to the Matching Account of each Member listed on such schedule the amount of Matching Contributions made on his behalf to the Trust as shown therein.

     5.05B Allocation of Employer Contribution.  As soon as practicable after
           -----------------------------------
the end of each Plan Year, an Employer shall deliver to the Plan Administrator a schedule prepared as follows:

           (a) FOR PLANS NOT INTEGRATED WITH SOCIAL SECURITY
               ---------------------------------------------

           If a non-integrated formula has been selected in Paragraph 6(D) of the Adoption Agreement, the schedule shall show the name of each person who was a Member during such Plan Year, and opposite the name of each such Member, the amount of Compensation paid to him by the Employer during such Plan Year. Notwithstanding the foregoing, if so provided in Paragraph 6(D) of the Adoption Agreement, the schedule shall only show the name of each Member who meets the requirements specified in such Paragraph of the Adoption Agreement. Subject to the provisions of Articles VI and XII, the

Plan Administrator shall credit to the Employer Account of each Member listed on the schedule that portion of the Employer Contributions for such Plan Year which bears the same ratio to the total Employer Contributions as the Compensation shown for such Member bears to the total Compensation of all Members shown on said schedule.

           (b) FOR PLANS INTEGRATED WITH SOCIAL SECURITY
               -----------------------------------------

           If an integrated formula has been selected in Paragraph 6(D) of the Adoption Agreement, the schedule shall show the name of each person who was a Member during such Plan Year, and opposite the name of each such Member the amount of Compensation and Excess Compensation, if any, paid to him by the Employer during such Plan Year. Notwithstanding the foregoing, if so provided in Paragraph 6(D) of the Adoption Agreement, the schedule shall only show the name of each Member who meets the requirements specified in such Paragraph of the Adoption Agreement. Subject to the provisions of Articles VI and XII, the Plan Administrator shall credit to the Employer Account of each Member listed on the schedule a portion of the Employer Contributions on the following basis:

               FIRST, an amount equal to X percent times the Member's Compensation for such Plan Year; and

               SECOND, the lesser of (i) an amount equal to X percent times the Member's Excess Compensation for such Plan Year or (ii) an amount representing the Member's pro rata share of the balance of the Employer Contributions, if any, when allocated to all Members in proportion to their Excess Compensation for such Plan Year; and

               THIRD, an amount representing the Member's pro rata share of the balance of the Employer Contributions, if any, when allocated to Members' Employer Accounts in proportion to their Compensation for such Plan Year.

     For purposes of the foregoing, the maximum value of X% shall be 5.7%. In any Plan Year in which the Plan is top-heavy, the minimum value of X% shall be 3%.

           (c) At the time of payment of Employer Contributions to the Trust pursuant to Section 4.07B(b), the Employer shall deliver to the Plan Administrator a schedule showing the name of each Non-highly Compensated Employee who was a Member during the Plan Year, and opposite the name of each such Member, the amount of Compensation paid to him by the Employer during such Plan Year. Subject to the provisions of Articles VI and XII, the Plan Administrator shall allocate to the Qualified Non-elective Account of each Member listed on such schedule that portion of such Employer Contribution for such Plan Year which bears the same ratio to the total amount of such contribution as the Compensation shown for such Member on such schedule bears to the total Compensation shown on such schedule for all such Members who are Non-highly Compensated Employees.

     5.06B Allocation of Rollover Contributions. At the time of payment of
           ------------------------------------
rollover contributions to the Trust pursuant to Section 4.11B, the Employer shall deliver to the Plan Administrator a schedule showing the name of each Employee whose rollover contributions are included in such payment and the amount of rollover contributions made by each such Member. The Plan Administrator shall allocate to the Rollover Account of each Member listed on such schedule the amount of his rollover contributions as shown therein.

     5.07B Allocation of Forfeitures. The amounts forfeited by terminated
           -------------------------
Members pursuant to Sections 6.03 and 7.05 in any Plan Year shall be allocated to Members' Employer Accounts in the same manner as the allocation of Employer Contributions under Section 5.05B(a) for such Plan Year; provided, however, that if so elected by the Employer in the Adoption Agreement, the amount of forfeitures for any Plan Year shall be used to reduce Matching Contributions for such Plan Year.

     5.08B Election of Investments.
           ------------------------

           (a) If an Employer has specified in its Adoption Agreement that Members may elect to direct the investment of their Accounts, each such Member shall elect the manner of investment of all amounts which have been contributed to the Trust by or on the behalf of such Member, and such amounts shall thereupon be invested separately for the benefit of such Member; provided, however, that the Member's investment direction shall be limited to Permissible Investments, other than collectibles within the meaning of Section 408(m)(2) of the Code. The assets which are invested at the direction of a Member shall be segregated into separate accounts for such Member. The Plan Administrator shall maintain records of account at all times adequately reflecting each Member's interest in his separate accounts. Notwithstanding the foregoing, the Trustee may invest on an interim basis amounts credited to the Accounts of a Member in such short-term liquid Permissible Investments as are selected by the Trustee on a uniform basis for such purpose.

           (b) To make an investment election, each Member shall give written notice to the Plan Administrator or his delegate, which notice shall be in such form and given at such time as the Trustee may reasonably require. To be effective, such an investment election must be in accordance with any and all rules and regulations established by the Trustee for this purpose. Any investment election made hereunder shall continue to be effective until properly revoked by the Member. If at any time there shall be no investment election in effect with respect to a Member's interest in all or any portion of his accounts, or if there shall be an investment election which is, in the opinion of the Trustee, unclear, the Plan Administrator shall specify a "default election" to the Trustee, under which the Trustee shall invest such interest without liability for loss of income or appreciation, pending receipt of proper instructions or clarification.

           (c) The Employer, the Plan Administrator, and the Trustee shall have no responsibility for the investment elections of the Members and shall incur no liability on account of investing the assets of the Trust in accordance with such directions.

           (d) Notwithstanding anything to the contrary elsewhere herein, the Employer may, but is not required to, pay any expenses incurred as the result of a Member's individual investment election. To the extent that the Employer does not pay such expenses, they will be charged against the Accounts of the Member making the election as provided in Section 5.09B.

     5.09B Allocation of Trust Assets. As of each Anniversary Date of the Trust
           --------------------------
and as of any other date which the Plan Administrator in its discretion may determine (any of which dates is herein referred to as a "Valuation Date"), the Plan Administrator shall adjust the Accounts of Members to reflect the total net worth of the assets of the Trust.

           (a) PLANS THAT DO NOT PERMIT ELECTION OF INVESTMENTS
               ------------------------------------------------
     BY MEMBERS -
     ----------

           Except as otherwise provided in Section 7.10, the Plan Administrator shall adjust all Accounts of Members to reflect income, gains, losses, appreciation and depreciation of the Trust by allocating to such accounts, in the proportion that each such account balance prior to such adjustment bears to the total of all such account balances in the Trust, an amount equal to the total net worth of the assets of the Trust determined as of such Valuation Date reduced by or disregarding (i) one-half of the total of all Elective Deferrals and Employee Contributions to the Trust since the last Valuation Date, and (ii) an amount equal to the total of all Employer Contributions, Matching Contributions, and forfeitures with respect to the Plan Year which is current or ended on such Valuation Date.

           (b) PLANS THAT DO PERMIT ELECTION OF INVESTMENTS BY
               -----------------------------------------------
     MEMBERS -
     -------

           The Plan Administrator shall adjust the separate Accounts of each Member to reflect income, gains, losses, appreciation and depreciation of the assets of each such separate account since the last Valuation Date.

     5.10B Valuation of Trust. As of each Valuation Date, the Trustee shall
           ------------------
determine and report to the Plan Administrator the net worth of the Trust, by evaluating all of its assets and liabilities as of that date. In determining the net worth of the Trust, the Trustee shall exclude any amounts segregated into separate accounts held by the Trustee for Members who have borrowed from the Trust pursuant to Section 7.10, if any, and shall value assets of the Trust at their fair market value. In the case of assets with no readily ascertainable fair market value, the Trustee shall determine the said value on any reasonable basis it may deem appropriate. If Members can direct investment of their accounts pursuant to Section 5.08B, the Trustee shall determine and report to the Plan Administrator the net worth of each Member's separate account as of the Valuation Date.

     5.11B Distributions and Forfeitures.  Whenever the Trustee shall make any
           -----------------------------
distribution to or on behalf of a Member from any of his Accounts in accordance with the provisions of Article VII, the amount so distributed shall be based upon the value of such Account as of the Valuation Date coincident with or next preceding the date of such distribution, and shall thereupon be charged against such Account. Whenever a Member shall forfeit all or any portion of the amount standing to the credit of his Employer Account and Matching Account in accordance with the provisions of Section 7.05, the amount so forfeited shall be charged against his Employer Account and Matching Account, respectively.


                            ARTICLE VI
                            ----------

       FOR NON-STANDARD PROFIT SHARING SECTION 401(k) PLANS
       ----------------------------------------------------

                   Limitations on Contributions
                          and Allocations
                   ----------------------------

     6.01 Maximum Amount of Elective Deferrals. For each calendar year, the
          ------------------------------------
Elective Deferrals made on behalf of any Member under this Plan and all other plans maintained by the Employer with a cash or deferred feature shall not exceed the dollar limitation contained in Section 402(g) of the Code in effect at the beginning of such calendar year. Other plans maintained by the Employer include any simplified employee pension cash or deferred arrangement as described in Section 402(h)(1)(B) of the Code, any eligible deferred compensation plan under Section 457 of the Code, any plan as described in
Section 501(c)(18) of the Code and any employer contributions made on behalf of a Member for the purchase of an annuity contract under Section 403(b) of the Code pursuant to a salary reduction agreement. If, during any calendar year, more than the maximum permissible amount under Section 402(g) of the Code is allocated pursuant to one or more cash or deferred arrangements to a Member's accounts under the Plan and any other plan described in Sections 401(k), 408(k), 403(b), 457, or 501(c)(18) of the Code, the following provisions shall apply:

           (a) No later than March 1 of the next succeeding calendar year, the Member may, but is not required to, assign all or part of such contributions in excess of the maximum permissible amount (hereinafter "Excess Elective Deferrals") to the Plan. To be effective, such allocation must be in writing, state that Excess Elective Deferrals have been made on behalf of such Member for the preceding calendar year, and be submitted to the Plan Administrator. A Member is deemed to notify the Plan Administrator of any Excess Elective Deferrals that arise by taking into account only those Elective Deferrals made to this Plan and any other plans of this Employer.

           (b) To the extent a Member timely assigns Excess Elective Deferrals to the Plan pursuant to (a) above, the Plan Administrator shall direct the Trustee to distribute such Excess Elective Deferrals adjusted for income or loss allocable thereto to the Member no later than the April 15 following such assignment.

           (c) Excess Elective Deferrals shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Elective Deferrals is defined as the income or loss allocable to the Member's Elective Deferral Account for the taxable year multiplied by a fraction, the numerator of which is such Member's Excess Elective Deferrals for the year and the denominator is the Member's account balance attributable to Elective Deferrals without regard to any income or loss occurring during such taxable year.

     6.02  Limitation on Elective Deferrals.
           ---------------------------------

           (a) For each Plan Year, the Elective Deferrals of the Members who are considered Highly-Compensated Employees for such Plan Year shall be limited to the extent determined to be necessary by the Plan Administrator so as to insure that the test in either (i) or (ii) below is met for such Plan Year.

               (i) The Average Deferral Percentage (hereinafter "ADP") of the Members who are considered Highly Compensated Employees for the Plan Year is not more than the ADP of Members who are Non-highly Compensated Employees for the same Plan Year multiplied by 1.25; or

               (ii) The ADP of the Members who are considered Highly Compensated Employees for the same Plan Year is not more than two (2) percentage points greater than the ADP of all other Members who are Non-highly Compensated Employees for the same Plan Year and the ADP of the Members who are considered Highly Compensated Employees is not more than the ADP of all other Members who are Non-highly Compensated Employees multiplied by two (2).

           For purposes of this Section 6.02(a), "Average Deferral Percentage" of a specified group of Members for a Plan Year shall be the average of the ratios (calculated separately for each Member in such group) of (1) the amount of the employer contributions actually paid over to the Trust on behalf of such Member for such Plan Year to (2) the Member's Compensation for the Plan Year, other than Compensation earned while the Employee was not eligible to become a Member (if such exclusion is permitted by law). For purposes of this Section 6.03, employer contributions on behalf of any Member shall include (A) any Elective Deferrals made pursuant to the Member's Salary Adjustment Agreement, including Excess Elective Deferrals, but excluding Elective Deferrals that are taken into account in the Contribution Percentage Test (provided the ADP test is satisfied both with and without exclusion of these Elective Deferrals); and (B) Qualified Non-Elective Contributions and Qualified Matching Contributions, if any. For purposes of computing Average Deferral Percentages, an Employee who would be a Member but for the failure to make Elective Deferrals shall be treated as a Member on whose behalf no Elective Deferrals are made.

           (b) Special Rules:

               (i) The ADP for any Member who is a Highly Compensated Employee for the Plan Year and who is eligible to have Elective Deferrals (and

     Qualified Non-elective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the ADP test) allocated to his accounts under two or more arrangements described in
     Section 401(k) of the Code, that are maintained by the Employer, shall be determined as if such Elective Deferrals (and, if applicable, such Qualified Non-elective Contributions or Qualified Matching Contributions, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different Plan Years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

               (ii) In the event that this Plan satisfies the requirements of Sections 401(k), 401(a)(4), or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, then this Section 6.02 shall be applied by determining the ADP of Employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy section 401(k) of the Code only if they have the same Plan Year.

               (iii) For purposes of determining the ADP of a Member who is a 5-percent owner or one of the ten (10) most highly-paid Highly Compensated Employees, the Elective Deferrals (and Qualified Non-elective Contributions or Qualified Matching Contributions, or both, if treated as Elective Deferrals for purposes of the ADP test) and Compensation of such Member shall include the Elective Deferrals (and, if applicable, Qualified Non-elective Contributions and Qualified Matching Contributions, or both) and Compensation for the Plan Year of his Family Members. Such Family Members shall be disregarded as separate Employees in determining the ADP both for Members who are Non-highly Compensated Employees and for Members who are Highly Compensated Employees.

               (iv) For purposes of determining the ADP test, Elective Deferrals, Qualified Non-elective Contributions and Qualified Matching Contributions must be made before the last day of the twelve-month period immediately following the Plan Year to which contributions relate.

               (v) The Employer shall maintain records sufficient to demonstrate satisfaction of the ADP test and the amount of Qualified Non-elective Contributions or Qualified Matching Contributions, or both, used in such test.

               (vi) The determination and treatment of the ADP amounts of any Member shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

           (c) If, for any Plan Year, the Plan Administrator shall determine the aggregate amount of employer contributions actually taken into account in computing the ADP of Highly Compensated Employees for such Plan Year exceeds the maximum amount of such contributions permitted by the ADP test set forth in (a) above, the Plan Administrator shall reduce such excess contributions made on behalf of Highly Compensated Employees in order of their ADPs, beginning with the highest of such percentages (hereinafter "Excess Contributions"). For each Highly Compensated Employee who is so affected, the Plan Administrator shall reduce amounts credited to his Elective Deferral Account and Matching Account (if applicable) in proportion to the Member's Elective Deferrals and Qualified Matching Contributions (to the extent used in the ADP test) for the Plan Year. If the Member's Excess Contributions exceed the balance in the Member's Elective Deferral Account and Matching Account, the Plan Administrator shall also reduce amounts from his Qualified Non-elective Contribution Account. In the event any such Highly Compensated Employee is subject to the Family Member aggregation rules of Section 414(q)(6) of the Code, the Excess Contributions shall be allocated to such Highly Compensated Employee in the manner prescribed by the regulations. Such Excess Contributions, plus any income and minus any loss allocable thereto, shall be distributed to each affected Highly Compensated Employee no later than the last day of the Plan Year following the Plan Year in which such Excess Contributions were made. If Excess Contributions are distributed more than two and one-half (2-1/2) months after the last day of the Plan Year in which such excess amounts arose, a ten percent (10%) excise tax shall be imposed on the Employer maintaining the Plan with respect to such amounts. Excess Contributions shall be treated as Annual Additions under the Plan. Notwithstanding the foregoing, the Excess Contributions that would otherwise be distributed to a Member under this Section 6.02(c) shall be reduced in the manner prescribed by regulations by the amount of Excess Deferrals, if any, distributed to the Member for the Plan Year under Section 6.01.

           (d) Excess Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Contributions is defined as the income or loss allocable to the Member's Elective Deferral Account (and, if applicable, the Qualified Non-elective Contribution Account or the Matching Account or both) for the Plan Year multiplied by a fraction, the numerator of which is such Member's Excess Contributions for the year and the denominator is the Member's account balance attributable to Elective Deferrals (and Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, if any of such contributions are included in the ADP test) without regard to any income or loss occurring during such Plan Year.

     6.03  Limitation on Employee Contributions and Matching Contributions.
           ---------------------------------------------------------------
           (a) For each Plan Year, the Average Contribution Percentage (hereinafter "ACP") for the Members who are considered Highly Compensated Employees for the Plan Year may not exceed the greater of (i) 1.25 times the ACP of all other Members who are Non-Highly Compensated Employees for the same Plan Year, or (ii) the lesser of two (2) times the ACP of all such other Members, or such ACP plus two (2) percentage points.

           For purposes of this Section 6.03(a):

               (i) "Average Contribution Percentage" of a specified group of Members for a Plan Year shall be the average of the ratios (expressed as a percentage and calculated separately for each Member in such group) of (A) the Contribution Percentage Amounts to the Member's Compensation for the Plan Year, other than Compensation earned while the Employee was not eligible to become a Member (if such exclusion is permitted by law). For purposes of computing Actual Contribution Percentages, each Employee who is eligible to make Employee Contributions or Elective Deferrals or to receive a Matching Contributions shall be taken into account, whether or not he is actually making, or entitled to receive, such contributions to the Trust.

           (ii) The Contribution Percentage Amounts shall be the sum of Employee Contributions, Matching Contributions and Qualified Matching Contributions (to the extent not taken into account for purposes of the ADP test) made under the Plan on behalf of the Member for the Plan Year. Such Contribution Percentage Amounts shall also include forfeitures of Excess Aggregate Contributions or Matching Contributions allocated to the Member's Matching Account which shall be taken into account in the year in which such forfeiture is allocated. The Plan Administrator may elect to include Qualified Non-elective Contributions in the Contribution Percentage Amounts. The Plan Administrator also may elect to use Elective Deferrals in the Contribution Percentage Amounts so long as the ADP test is met before the Elective Deferrals are used in the ACP test and continues to be met following the exclusion of those Elective Deferrals that are used to meet the ACP test.

               (iii)     "Aggregate Limit" shall mean the greater of:

                    (A) The sum of (1) 125 percent of the greater of the ADP of the Non-highly Compensated Employees for the Plan Year or the ACP of the Non-highly Compensated Employees under the Plan subject to Code
           Section 401(m) for the Plan Year beginning with or within the Plan Year of the cash or deferred arrangement and (2) the lesser of 200% or two (2) percentage points plus the lesser of such ADP or ACP.

                    (B) The sum of (1) 125 percent of the lesser of the ADP of the Non-highly Compensated Employees for the Plan Year or the ACP of the Non-highly Compensated Employees under the Plan subject to Code
           Section 401(m) for the Plan Year beginning with or within the Plan Year of the cash or deferred arrangement and (2) the lesser of 200% or two (2) percentage points plus the greater of such ADP or ACP.

           (b) Special Rules:

               (i) Multiple Use: If one or more Highly Compensated Employees participate in both a cash or deferred arrangement and a plan subject to the ACP test maintained by the Employer and the sum of the ADP and ACP of those Highly

     Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the ACP of those Highly Compensated Employees who also participate in a cash or deferred arrangement will be reduced (beginning with such Highly Compensated Employee whose ACP is the highest) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's Contribution Percentage Amounts is reduced shall be treated as an Excess Aggregate Contribution. The ADP and ACP of the Highly Compensated Employees are determined after any corrections required to meet the ADP and ACP tests. Multiple use does not occur if both the ADP and ACP of the Highly Compensated Employees does not exceed 1.25 multiplied by the ADP and ACP of the Non-highly Compensated Employees, or if the alternative limit (the lesser of 200% or two (2) percentage points plus the ADP or ACP of the Non-Highly Compensated Employees) is only used once.

               (ii) For purposes of this Section 6.03, the Contribution Percentage for any Member who is a Highly Compensated Employee and who is eligible to have Contribution Percentage Amounts allocated to his accounts under two or more plans described in Section 401(a) of the Code, or arrangements described in Section 401(m) of the Code that are maintained by the Employer, shall be determined as if the total of such Contribution Percentage Amounts was made under each plan. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

               (iii) In the event that this Plan satisfies the requirements of Sections 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this plan, then this Section 6.03 shall be applied by determining the Contribution Percentage of Employees as if all such plans were a single plan. For Plan Years beginning after December 31, 1989, plans may be aggregated in order to satisfy Section 401(m) of the Code only if they have the same Plan Year.

               (iv) For purposes of determining the Contribution Percentage of a Member who is a 5-percent owner or one of the ten (10) most highly-paid Highly Compensated Employees, the Contribution Percentage Amounts and Compensation of such Member shall include the Contribution Percentage Amounts and Compensation for the Plan Year of his Family Members. Such Family Members shall be disregarded as separate Employees in determining the Contribution Percentage both for Members who are Non-highly Compensated Employees and for Members who are Highly Compensated Employees.

               (v) For purposes of determining the Contribution Percentage test, Employee Contributions are considered to have been made in the Plan Year in which contributed to the Trust. Matching Contributions, Qualified Matching Contributions and Qualified Non-elective Contributions will be considered made for a Plan Year if made no later than the end of the twelve-month period beginning on the day after the close of the Plan Year.

               (vi) The Employer shall maintain records sufficient to demonstrate satisfaction of the ACP test and the amount of Qualified Non-elective Contributions or Qualified Matching Contributions, or both, used in such test.

               (vii) The determination and treatment of the Contribution Percentage of any Member shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

           (c) If for any Plan Year, the Plan Administrator shall determine that the aggregate Contribution Percentage Amounts taken into account in computing the ACP of Highly Compensated Employees for such Plan Year exceeds the maximum amount permitted by the ACP test in (a) above, the Plan Administrator shall reduce such excess contributions made on behalf of Highly Compensated Employees in order of their Contribution Percentages, beginning with the highest of such percentages (hereinafter "Excess Aggregate Contributions"). The foregoing determination shall be made after first determining Excess Elective Deferrals pursuant to Section 6.01, and then determining Excess Contributions pursuant to
Section 6.02. For each Highly Compensated Employee who is so affected, the Plan Administrator shall reduce, on a pro rata basis, amounts credited to his Employee Account and Matching Account (and, if applicable, his Non-elective Contribution Account or Elective Deferral Account, or both). In the event any such Highly Compensated Employee is subject to the Family Member aggregation rules of Section 414(q)(6) of the Code, the Excess Aggregate Contributions shall be allocated to such Highly Compensated Employee in the manner prescribed in the regulations. The Excess Aggregate Contribution which is attributable to Employee Contributions, fully vested Matching Contributions (and, if applicable, Qualified Non-elective Contributions and Elective Deferrals), plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of the Plan Year following the Plan Year in which such Excess Aggregate Contributions were made. If such Excess Aggregate Contributions are distributed more than 2-1/2 months after the last day of the Plan Year in which such excess amounts arose, a ten percent (10%) excise tax shall be imposed on the Employer maintaining the Plan with respect to those amounts. Excess Aggregate Contributions which are attributable to Matching Contributions which are not fully vested, plus any income and minus any loss allocable thereto, shall be forfeited and shall be reallocated as provided in Section 5.07B. Excess Aggregate Contributions shall be treated as Annual Additions under the Plan.

           (d) Excess Aggregate Contributions shall be adjusted for any income or loss up to the date of distribution. The income or loss allocable to Excess Aggregate Contributions is defined as the income or loss allocable to the Member's Employee Account, Matching Account (to the extent amounts therein are not used in the ADP test) and, if applicable, Qualified Non-elective Contribution Account and Elective Deferral Account for the Plan Year multiplied by a fraction, the numerator of which is such Member's Excess Aggregate Contributions for the year and the denominator is the Member's account balances attributable to Contribution Percentage Amounts without regard to any income or loss occurring during such Plan Year.

     6.04 Limitation on Distributions. Notwithstanding anything to the contrary
          ---------------------------
elsewhere herein, the amounts credited to a Member's Elective Deferral Account, Qualified Non-Elective Contribution Account and Matching Account (if Matching Contributions are considered to be Qualified Matching Contributions) shall not be distributable to a Member or his Beneficiary until the Member separates from service on account of retirement, disability, death or termination of employment (pursuant to Sections 7.02 through 7.05) or upon the occurrence of one of the following events:

           (a) Termination of the Plan without the establishment of another defined contribution plan.

           (b) The disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Section 409(d)(2) of the Code) used in a trade or business of such corporation if such corporation continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring such assets.

           (c) The disposition by a corporation to an unrelated entity of such corporation's interest in a subsidiary (within the meaning of Section 409(d)(3) of the Code) if such corporation continues to maintain this Plan, but only with respect to Employees who continue employment with such subsidiary.

           (d) The attainment of age fifty-nine and one-half (59-1/2) by the Member.

           (e) The hardship of the Member as described in Section 7.06.


                           ARTICLE VII
                           -----------

                Payments to or for the Accounts of
                  Members or Terminated Members
                  -----------------------------

     7.01 Restrictions on Payments and Distributions. No money or other property
          ------------------------------------------
of the Trust shall be paid out or distributed by the Trustee except (a) for the purchase or other acquisition of investments; (b) for defraying the expenses, including taxes, if any, or administering the Plan and Trust as elsewhere herein provided; (c) for the return of contributions pursuant to Section 1.03, Article IV or Article VI, or (d) for the purpose of making distributions to or for the account of Members upon the written direction of the Plan Administrator in accordance with the rules set forth below.

     7.02 Retirement Benefits. A Member shall be fully vested in all his
          -------------------
Accounts upon attainment of Normal Retirement Age. Upon retirement of a Member, which shall be deemed to mean any termination of his employment with an Employer at or after his reaching Normal Retirement Age, the full amount of such Member's Accounts shall then become distributable to such Member pursuant to Sections 7.07 and 7.08.

     7.03 Disability Benefits. If the Plan Administrator shall determine, on the
          -------------------
basis of such medical evidence as it may reasonably require, that a Member is totally disabled from continuing in the employ of the Employer by reason of Disability, the full amount of such Member's Accounts shall then become distributable to such Member pursuant to Sections 7.07 and 7.08. The Plan Administrator's determination as to whether a Member has become totally disabled from continuing in the employ of the Employer by reason of Disability shall be conclusive and binding upon all persons.

     7.04  Death Benefits.
           --------------

           (a) Death of Member Who Has Not Elected Annuity Form of Payment. If a
               -----------------------------------------------------------
Member has not elected an annuity form of benefit payment pursuant to Option D of Section 7.07, then upon his death prior to his Annuity Starting Date, the full amount of such Member's Accounts shall be distributable to the surviving spouse of such Member pursuant to Sections 7.07 and 7.08; provided, however, that such Accounts shall be distributable in accordance with paragraph (c), below, instead of this paragraph (a), if there is no surviving spouse or if the Member has elected to designate a non-spousal Beneficiary in a writing which satisfies either of the following conditions:

               (i) (A) The Member's surviving spouse has consented in writing to such election; (B) the election designates a specific Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries which may not be changed without spousal consent (or the spouse expressly permits designation by the Member without any further spousal consent); (C) the spouse's consent acknowledges the effect of the election, and (D) the spouse's consent has been witnessed by a Plan representative or a notary public; or

               (ii) It is established to the satisfaction of the Plan Administrator that the consent of the surviving spouse could not have been obtained because there is no spouse, because the spouse cannot be located, or because of other circumstances prescribed by regulations issued under
     Section 417(a)(2) of the Code.

           (b) Death of Member Who Has Elected Annuity Form of Payment. If a
               -------------------------------------------------------
Member has elected an annuity form of benefit payment pursuant to Option D of
Section 7.07, then upon his death prior to his Annuity Starting Date, one-half of such Member's Accounts shall be applied toward the purchase of a nontransferable annuity for the life of the surviving spouse of such Member. The surviving spouse may elect to have such annuity distributed within a reasonable period after the Member's death and may also elect distribution of such amount in any other form permissible under Sections 7.07 and 7.08. The remainder of such Member's Accounts shall be distributable in accordance with paragraph (c); provided, however, that the full amount of such Accounts shall be distributable in accordance with paragraph (c) instead of this paragraph (b) if there is no surviving spouse or if the Member has elected to waive the surviving spouse annuity in a writing which satisfies either of the following conditions:

               (i) (A) The Member's surviving spouse has consented in writing to such election; (B) the election designates a specific Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries, which may not be changed without spouse consent (or the spouse expressly permits designation by the Member without any further spousal consent); (C) the spouse's consent acknowledges the effect of the election; and (D) the spouse's consent has been witnessed by a plan representative or a notary public; or

               (ii) It is established to the satisfaction of the Plan Administrator that the consent of the surviving spouse could not have been obtained because there is no spouse, because the spouse cannot be located, or because of other circumstances prescribed by regulations issued under
     Section 417(a)(2) of the Code.

           A Member's waiver of the surviving spouse annuity must be made during an election period beginning on the first day of the Plan Year in which the Member attains age thirty-five (35) and ending on the date of the Member's death; provided, however, that in the case of a Member who separates from service prior to the first day of the Plan Year in which age thirty-five (35) is attained, the applicable period shall begin on the date of such separation from service. The Plan Administrator shall provide each Member, within the applicable period for such Member, a written explanation of the terms and conditions of the surviving spouse annuity; the Member's right to make and the effect of an election to waive it; the rights of the Member's spouse; and the right to make, and the effect of, a revocation of a previous election to waive the surviving spouse annuity.

           The applicable period for a Member is whichever of the following period ends last: (1) the period beginning with the first day of the Plan Year in which the Member attains age thirty-two (32) and ending with the close of the Plan Year preceding the Plan Year in which the Member attains age thirty-five
(35); (2) a reasonable period after the individual becomes a Member; and (3) a reasonable period ending after this Section 6.04(b) first applies to the Member. Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from service in the case of a Member who separates from service before attaining age thirty-five (35).

           For purposes of applying the preceding paragraph, a reasonable period ending after the enumerated events described in (2) and (3) above is the end of the two-year period beginning one year prior to the date the applicable event occurs, and ending one year after that date. In the case of a Member who separates from service before the Plan Year in which age thirty-five (35) is attained, notice shall be provided within the two-year period beginning one year prior to separation and ending one year after separation. If such a Member thereafter returns to employment with the Employer, the applicable period for such Member shall be redetermined.

           No consent obtained pursuant to this Section 7.04(b) shall be valid unless the Member has received notice as provided in the preceding paragraphs.

           If the amount to be applied toward the purchase of an annuity is less than or equal to $3,500, the Plan Administrator shall distribute such entire amount to the surviving spouse in a lump sum in lieu of the purchase of an annuity.

           Any living Member not receiving benefits on August 23, 1984 and who would otherwise not be covered under this paragraph (b) must be given the opportunity to elect to have this paragraph (b) apply if such Member was credited with at least one Hour of Service under this Plan or a predecessor plan in a plan year beginning on or after January 1, 1976, and such Member had at least ten (10) Years of Vesting Service when he separated from service.

           (c) Payments To Designated Beneficiary. Each Member shall have the
               ----------------------------------
right to designate one or more Beneficiaries, including contingent Beneficiaries, entitled to receive the amount payable on behalf of such Member under the provisions of this paragraph (c) in the event of his death. Such designation shall be made in writing in such manner as the Plan Administrator shall determine. The Plan Administrator shall maintain a file of such designations. A Member may change such designation from time to time subject to paragraph (a), (b) and (d), and may revoke such designation. Upon the death of any Member, the entire portion of such Member's Accounts which is subject to this paragraph (c) (or in the case of a terminated or retired Member who has not been paid in full, the undistributed balance of his accounts) shall then be distributable to such Member's Beneficiary or Beneficiaries pursuant to Sections
7.07 and 7.08. If a Member dies without having designated a Beneficiary, or if none of the designated Beneficiaries survives the Member, or if the Plan Administrator is in doubt as to the effective status of a Beneficiary designation, the surviving spouse shall be deemed to be the Beneficiary if living with such Member at the time of his death; otherwise the duly appointed executor or administrator of the estate of such Member shall be deemed to be his Beneficiary. If a Beneficiary entitled to receive any amount payable in behalf of a Member under the Plan dies prior to having received the entire amount, the undistributed balance shall be distributed to such deceased Beneficiary's estate.

           (d) Any consent by a spouse under Section 7.04(a)(i) or (b)(i) (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse. A consent that permits designations by the Member without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific Beneficiary, and that the spouse voluntarily elects to relinquish such rights. A revocation of any such Beneficiary designation may be made by a Member at any time prior to the commencement of benefits, without the consent of the spouse. The number of revocations shall not be limited. A former spouse shall be treated as a surviving spouse to the extent benefits must be paid to such former spouse upon the Member's death pursuant to a Qualified Domestic Relations Order, except that no consent shall be required from such former spouse with respect to the designation of a Beneficiary to receive benefits not subject to said order.

     7.05  Termination of Employment Prior to Retirement or Death.
           ------------------------------------------------------

           (a) Severance Benefits. In the event that a Member's employment with
               ------------------
an Employer is terminated under circumstances other than as provided for under Sections 7.02 through 7.04, such Member shall be entitled to a severance benefit equal to the full amount standing to the credit of such Member's Accounts other than his Employer Account and Matching Account (if any) plus a percentage of the amount standing to the credit of his Employer Account and Matching Account (if any) as determined by the vesting provisions specified in the Adoption Agreement. The vested benefit determined in accordance with the foregoing sentence shall never be adjusted on account of any Years of Vesting Service which the Member might complete upon reemployment by an Employer after a Break in Service, except as provided in Section 7.05(c).

           If, upon termination of employment, the value of a Member's vested account balances derived from Employer and Employee contributions is not greater than $3,500, the Member shall receive a distribution of the value of his vested account balances in a lump sum pursuant to the provisions of Section 7.07 within a reasonable time after his termination of employment, and the nonvested portion of his Accounts shall be treated as a forfeiture and reallocated pursuant to the provisions of Section 5.04A(b) or Section 5.07B, whichever is applicable, as of the end of the Plan Year of distribution. For this purpose, if the value of a Member's vested account balance is zero, the Member shall be deemed to have received a distribution of such vested account balance as of his termination date. A Member's vested account balance shall not include accumulated deductible employee contributions within the meaning of Section 72(o)(5)(B) of the Code for Plan Years beginning prior to January 1, 1989.

           If, upon termination of employment, the value of a Member's vested account balances derived from Employer and Employee contributions is greater than $3,500 and he elects, in accordance with the requirements of Section 7.07(c), to receive the entire value of his vested account balances in a lump sum, the nonvested portion of his Accounts shall be treated as a forfeiture and reallocated pursuant to the provisions of Section 5.04(b) or Section 5.07B, whichever is applicable, as of the end of the Plan Year of distribution.

           In all other cases, the non-vested portion of a Member's Accounts shall be treated as a forfeiture and reallocated pursuant to the provisions of
Section 5.04A(b) or Section 5.07B, whichever is applicable, as of the end of the Plan Year in which such Member incurs five (5) consecutive One-Year Breaks-in-Service.

           (b) Reemployment. If a former Member is reemployed, he shall become a
               ------------
Member immediately upon reemployment, and all his prior Years of Vesting Service shall be restored.

           If any other former Member who is not fully vested in his Accounts at termination of employment is reemployed after incurring five (5) consecutive One-Year Breaks-in-Service, he shall have no right to any forfeited account balance. Any undistributed vested portion of his Employer Account shall be held in a separate vested Employer Account, and future Employer contributions on his behalf shall be credited to a new Employer Account. Any undistributed vested portion of his Matching Account shall be held in a separate vested Matching Account, and future Matching Contributions on his behalf shall be credited to a new Matching Account.

           The following provisions shall apply with respect to a former Member who is not fully vested in his Accounts at termination of employment, who does not incur a One-Year Break-in-Service until after the first day of the Plan Year commencing after December 31, 1984, and who is reemployed before he incurs five
(5) consecutive One-Year Breaks-in-Service:

               (i) If no amounts have been forfeited from his Employer Account and Matching Account (if any), the amounts remaining in his Employer Account and Matching Account shall be restored to his credit, and the portion of his Employer Account and Matching Account to which he will be entitled upon subsequent termination of employment will be based on his aggregate Years of Vesting Service before and after the break.

               (ii) If the non-vested portion of the Member's Employer Account and Matching Account (if any) has been forfeited, he shall have the right to repay to the Plan the full amount of any prior distribution to the extent such distribution was attributable to Employer contributions and Matching Contributions. Such repayment must be made on or before the earlier of five (5) years after the first date on which the Member is subsequently reemployed by the Employer, or the close of the first period of five (5) consecutive One-Year Breaks in Service following the date of distribution. Upon such repayment, the amount of any such repayment plus the value of the forfeited portion of such Accounts as of the date of forfeiture shall be credited to such Accounts.

               (iii) If the Member is deemed to receive a distribution from his Employer Account and Matching Account (if any) pursuant to Section 7.05(a), and his entire Employer Account and Matching Account (if any) have been forfeited, upon the reemployment of such Member, the value of his Employer Account and Matching Account (if any) as of the date of the forfeiture shall be restored to his credit.

               (iv) The previously forfeited amount shall be funded by forfeitures from other accounts, Employer contributions, or any combination thereof at the Employer's discretion. Such restoration shall not be treated as an annual addition under Article XII, and such Employer contributions may be made even if there are no Net Profits. Any Employer contributions to which such Member becomes entitled after reemployment shall be credited to his Employer Account. Any Matching

     Contributions to which such Member becomes entitled after reemployment shall be credited to his Matching Account. The portion of such Accounts to which he will be entitled upon subsequent termination of employment will be based upon his aggregate Years of Vesting Service before and after the break.

           If such a Member incurred a One-Year Break in Service in the Plan Year immediately prior to the Plan Year commencing after December 31, 1984, his right to restoration of prior Years of Service shall be determined in accordance with the rules of the above provisions of this Section 6.05(b) but substituting the phrase "a One-Year Break-in-Service" for the phrase "five (5) consecutive One-Year Breaks-in-Service" wherever it appears.

           (c) Determination by Plan Administrator.  The determination of the
               -----------------------------------
amount to which a terminated Member is entitled in accordance with the foregoing rules shall be made by the Plan Administrator (subject to the provisions of Section 9.04), and his determination shall be conclusive and binding upon all persons.

     7.06  Withdrawals.

           (a) FOR STANDARD PROFIT SHARING PLANS.
               ---------------------------------

               (i) If the Adoption Agreement specifies that withdrawals may be made pursuant to Section 7.06(a)(i), each Member may elect, at such time and in such manner as the Plan Administrator may prescribe, but not more than once in any twelve (12) month period, to withdraw from his Accounts (other than his Employer Account), up to the amount of such total account balances. The amount of any withdrawal pursuant to this Section 7.06(a)(i) shall be allocated to and charged against the Member's interest in his Accounts, in accordance with Section 5.06A. If the Member has more than one Account from which he can make a withdrawal under this Section 7.06(a)(i), the Member shall direct the Plan Administrator as to the order of the withdrawal.

               (ii) If the Adoption Agreement specifies that withdrawals may be made pursuant to Section 7.06(a)(ii), each Member who is 100% vested in his Employer Account under Section 7.05(a) and who has satisfied the requirements set forth in the Adoption Agreement may elect, at such time and in such manner as the Plan Administrator may prescribe, but not more than once in any twelve (12) month period, to withdraw any amount from his Employer Account, up to the amount of such total account balance; provided that no such withdrawal shall be permitted until the full amount standing to the credit of such Member's other Accounts has been withdrawn.

           (b) FOR NON-STANDARD PROFIT SHARING SECTION 401(k)
               ----------------------------------------------
               PLANS.
               -----

               (i) If the Adoption Agreement specifies that withdrawals may be made pursuant to Section 7.06(b)(i) of the Plan, each Member may elect, at such time and in such manner as the Plan Administrator may prescribe, but not more than once in any twelve (12) month period, to withdraw from his Employee Account and/or Rollover Account, up to the amount of such total account balances. The amount of any withdrawal pursuant to this Section 7.06(b)(i) shall be allocated to and charged against the Member's interest in his Employee Account, and/or Rollover Account in accordance with Section 5.11B. If withdrawals are permitted from both accounts, a Member may choose to withdraw from his Employee Account before withdrawing from his Rollover Account, or vice versa. Each Member who withdraws from his Employee Account pursuant to this Section 7.06(b)(i) shall be prohibited from making Employee Contributions to the Trust for six (6) months, and shall be prohibited from receiving Matching Contributions during such period.

               (ii) If the Adoption Agreement specifies that withdrawals may be made pursuant to Section 7.06(b)(ii), each Member who is 100% vested in his Employer Account and/or Matching Account under Section 7.05(a) and who has
                                                                    ---
     satisfied the requirements set forth in the Adoption Agreement may elect, at such time and in such manner as the Plan Administrator may prescribe, but not more than once in any twelve (12) month period, to withdraw any amount from his Employer Account and/or Matching Account, up to the amount of such total account balances.

               (iii) If the Adoption Agreement specifies that hardship withdrawals may be made pursuant to Section 7.06(b)(iii), each Member may request at such time and in such manner as the Plan Administrator may prescribe, to withdraw all or any portion of his Elective Deferral Account in order to meet a "Financial Hardship;" provided that effective on and after January 1, 1989, no such withdrawal can exceed the aggregate amount of his Elective Deferrals contributed to the Plan to that date of withdrawal plus the earnings credited to his Elective Deferrals Account as of December 31, 1988 (if any), reduced by prior withdrawals; and provided, further, that no such withdrawal shall be permitted until the full amount permitted to be withdrawn under Section 7.06(b)(i) and (ii) has been withdrawn.

               For purposes of this Section 7.06(b)(iii), Financial Hardship shall mean an immediate and heavy financial need which such Member is not able to meet from any other reasonably available resources. Notwithstanding the foregoing, in the case of a request to withdraw pursuant to this
     Section 7.06(b)(iii) by a Member who has attained age fifty-nine and one-half (59-1/2), the Plan Administrator's consent need not be based on a determination of Financial Hardship. The determination that the Member is faced with a Financial Hardship and of the amount required to meet such Financial Hardship which is not reasonably available from other resources of the Member shall be made by the Plan Administrator in accordance with uniform and non-discriminatory standards and policies which shall be adopted by the Plan Administrator and consistently applied to each application for a withdrawal pursuant to this Section 7.06(b)(iii). An immediate and heavy financial need will be deemed to exist only with respect to: (1) expenses incurred or necessary for medical care of the Member or the Member's spouse or any dependent of the Member (as defined in Section 213(d) of the Code), (2) the purchase (excluding mortgage payments) of a principal residence for the Member, (3) payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Member, or the Member's spouse, children or dependents, and (4) the need to prevent an eviction or mortgage foreclosure on the Member's principal residence. If a Member has an immediate and heavy financial need as described above, he may receive a hardship withdrawal provided the Plan Administrator determines that such Member is not able to meet such need from any other reasonably available resources.

               (iv) A distribution shall be considered as necessary to satisfy an immediate and heavy financial need of the Member only if:

                    (A) The Member has obtained all distributions, other than hardship distributions, and all nontaxable loans under all plans maintained by the Employer;

                    (B) All plans maintained by the Employer provide that the Member's Elective Deferrals (and Employee Contributions) will be suspended for twelve months after the receipt of the hardship distribution;

                    (C) The distribution is not in excess of the amount of an immediate and heavy financial need (including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution); and

                    (D) All plans maintained by the Employer provide that the Member may not make Elective Deferrals for the Member's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Section 402(g) of the Code for such taxable year less the amount of such Member's Elective Deferrals for the taxable year of the hardship distribution.

           (c) A Member wishing to make a withdrawal shall make written application to the Plan Administrator stating the amount he wishes to withdraw, and such other information as the Plan Administrator may require. The Trustee shall make payment to such Member of the amount the Plan Administrator determines shall be withdrawn in accordance with the foregoing rules. The Plan Administrator's determination shall be conclusive and binding on all persons.

           (d) No forfeitures shall occur solely as a result of a Member making a withdrawal pursuant to the provisions of this Section 7.06.

           (e) All withdrawals are subject to written spousal consent (in a form which complies with Section 7.07(b)) in the case of a Member who has elected to receive an annuity form of benefit payment pursuant to Option D of Section 7.07.

     7.07  Methods and Timing of Payment.
           -----------------------------

           (a) Whenever a Member's Accounts become distributable pursuant to this Section to such Member or his designated Beneficiary or other person, distribution of the Accounts shall be made by the payment or commencement of payments under such of the following options which have been selected by the Employer in the Adoption Agreement and as such Member or his Beneficiary shall have designated by a written election filed with the Plan Administrator within ninety (90) days of his Annuity Starting Date provided that in the absence of
                                              --------
such election validly made, the distribution shall be made pursuant to Option A. Notwithstanding the foregoing, if a Member's aggregate vested account balances are $3,500 or less, such Accounts shall be distributed pursuant to Option A.

  Option A:  One lump sum payment in cash or in kind or part in cash and part
  --------
             in kind.

  Option B:  Payments in cash or in kind in annual, quarterly or monthly
  --------
             installments over a period not exceeding one of the following periods selected by the Member:

             (i)  the life expectancy of the Member;

             (ii) the joint life and last survivor expectancy of the Member and a Designated Beneficiary.

             The amount of each payment shall be equal to the total amount in the Accounts remaining to be distributed under this Option B to such Member or his Beneficiary divided by the number of payments remaining to be made under this Option B, inclusive of the current payment.

  Option C:  Payments in cash or in kind in annual, quarterly or monthly
  --------
             installments over a period up to fifteen (15) years as selected by the Member.

  Option D:  Purchase of an immediate nontransferable annuity contract which
  --------
             meets the requirements of Section 401(a) of the Code and the regulations promulgated thereunder.

       (b) If an unmarried Member elects to receive his accounts pursuant to Option D, the normal form of annuity contract shall provide for payments to the Member for life. If a married Member elects to receive his accounts pursuant to Option D, the normal form of annuity contract shall provide for reduced payments for his life with payments continuing after his death to his spouse for her life equal to at least fifty percent (50%) but not more than one hundred percent (100%) of the amounts payable during their joint lives.

       The normal form of payment shall not apply if the Member has effectively designated, within the ninety-day period ending on the Annuity Starting Date, an optional form of annuity benefit payment in a writing which satisfies either of the following conditions:

            (i) (A) The Member's spouse consents in writing to such election;
  (B) the election designates a form of benefit payment which may not be changed without spousal consent (or the spouse expressly permits designations by the Member without any further spousal consent); (C) the spouse's consent acknowledges the effect of the election; and (D) the spouse's consent has been witnessed by a Plan representative or a notary public; or

            (ii) It is established to the satisfaction of the Plan Administrator that the spouse's consent cannot be obtained because there is no spouse, because the spouse cannot be located, or because of other circumstances prescribed by regulations issued under Section 417(a)(2) of the Code.

       Any consent by a spouse obtained under this Section 7.07(b) (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to such spouse. A consent that permits designations by the Member without any requirement of further consent by such spouse must acknowledge that the spouse has the right to limit consent to a specific form of benefit, and that the spouse voluntarily elects to relinquish such right. A Member may revoke an election of an optional form of benefit without the consent of his spouse at any time prior to the Annuity Starting Date. The number of revocations shall not be limited. No spousal consent obtained under this provision shall be valid unless the Member has received notice as provided in the paragraph below.

       The Plan Administrator shall provide each Member no less than thirty (30) days and no more than ninety (90) days prior to the Annuity Starting Date a written explanation of (i) the terms and conditions of a qualified joint and survivor annuity; (ii) the Member's right to make and the effect of an election to waive the qualified joint and survivor annuity form of benefit; (iii) the rights of a Member's spouse; and (iv) the right to make, and the effect of, a revocation of a previous election to waive the qualified joint and survivor annuity.

       (c) Whenever during any Plan Year, the amount standing to the credit of a Member's Accounts becomes distributable upon his retirement, disability or death as provided in Sections 7.02 through 7.04, the Plan Administrator shall direct the Trustee to distribute such Accounts within a reasonable time after the end of the Plan Year in which such retirement, disability or death occurs. If the amount standing to the credit of a Member's Accounts becomes distributable upon a Member's termination of employment as provided in Section 7.05, the Plan Administrator shall direct the Trustee to distribute such

Accounts in accordance with the provisions of the Adoption Agreement. Notwithstanding the foregoing, if a Member's aggregate vested account balances to be distributed upon disability or severance under Section 7.03 or 7.05 are greater than $3,500, such Accounts shall not be distributed in whole or in part until the Member reaches the later of Normal Retirement Age or age 62, unless the Member consents in writing to such earlier distribution. In the event the Member has elected an annuity form of benefit payment pursuant to Option D, the Member's spouse must also consent in writing to any distribution before the Member reaches the later of Normal Retirement Age or age 62.

       (d) In no event shall the distribution of a Member's Accounts, unless the Member otherwise elects, begin later than the sixtieth (60th) day after the close of the Plan Year in which the later of the following events occurs:

            (i)  the Member's Normal Retirement Age; or

            (ii) the Member's termination of service with the Employer.

Notwithstanding anything to the contrary elsewhere herein, if the amount of the payment required to commence on the date determined under this Section cannot be ascertained by such date, such payment may be postponed as long as it is made no later than sixty (60) days after the earliest date on which the amount of such payment can be ascertained, and, if distribution is not to be made in a single sum, is made retroactive to the date otherwise required by this Section. Notwithstanding the foregoing, the failure of a Member and spouse to consent to a distribution while a benefit is immediately distributable, within the meaning of Section 7.07(b), shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Section.

       (e) Notwithstanding any other provision hereof, any part of a Member's account balances which are payable to an alternate payee pursuant to the terms of a Qualified Domestic Relations Order shall be paid in the amount, form, and manner provided therein, and shall not be subject to any other provision of this
Article VII regarding distributions.

            (i) The term "Qualified Domestic Relations Order" means any judgment, decree, or order (including approval of a property settlement agreement) which is made pursuant to a State domestic relations law (including a community property law) and relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child, or other dependent of a Member, and which satisfies all of the following requirements:

                 (A) The order creates or recognizes the existence of an alternate payee's right to, or assigns to an alternate payee the right to receive all or a portion of the benefits payable with respect to the Member under the Plan.

                 (B) The order clearly specifies the name and the last known mailing address (if any) of the Member and the name and mailing address of each alternate payee, the amount or percentage of the Member's account balances to be paid by the Plan to each alternate payee, or the manner in which such amount or percentage is to be determined, the number of payments or period to which such order applies, and each plan to which such order applies.

                 (C) The order does not require the Plan to provide any type or form of benefit, or any option, not otherwise provided under the Plan, does not require the Plan to provide benefits in excess of the Member's account balances, and does not require the payment of benefits to an alternate payee which are required to be paid to another alternate payee under another order previously determined to be a Qualified Domestic Relations Order. In the case of any payment before a Member has separated from service, the order shall not fail to meet the first requirement of this paragraph (C) solely because such order requires payment to the alternate payee before the date on which the Member would have become entitled to receive a benefit under the Plan, or in any form in which benefits may be paid under the Plan other than in the form of a joint and survivor annuity as defined with respect to the alternate payee and his or her subsequent spouse.

                 (D) The order is entered on or after January 1, 1985, or the order was entered prior to such date and the Plan Administrator is paying benefits pursuant to such order on such date or has acknowledged in writing prior to January 1, 1985 that the Plan will honor the order.

            (ii) The Plan Administrator shall establish reasonable procedures to determine the qualified status of domestic relations orders and to administer distributions under such Qualified Domestic Relations Orders. Upon receipt by the Plan Administrator of a domestic relations order, the Plan Administrator shall promptly notify the Member and any other alternate payee of the receipt of such order and the Plan's procedures for determining the qualified status of such order. Within a reasonable period after receipt of such order, the Plan Administrator shall determine whether such order is a Qualified Domestic Relations Order and notify the Member and each alternate payee of such determination. During the period in which the Plan Administrator is determining whether the order is qualified (and during any subsequent legal challenges to such determination), any amounts which would have been payable to the alternate payee during such period shall be separately accounted for in the Trust, which shall be paid to the appropriate parties if a determination is made within eighteen (18) months after receipt of the order. If the issue of qualification of the order is not resolved within eighteen (18) months after receipt of the order, the segregated amounts (plus interest thereon, if any) shall be paid to the person or persons who would have been entitled to such amounts if there had been no order. Any subsequent determination with respect to such order shall be applied prospectively only.

            (iii) The term "alternate payee" means any spouse, child, or other dependent of a Member who is recognized by a domestic relations order as having a right to receive all, or a portion of, the benefits payable under the Plan with respect to such Member.

  7.08 Distribution Requirements.
       -------------------------

       (a)  General Rules.
            -------------

            (i) The requirements of this Section 7.08 shall apply to any distribution of a Member's interest and shall take precedence over any inconsistent provisions of this Plan. Unless otherwise specified, the provisions of this Section apply to calendar years beginning after December 31, 1984.

            (ii) All distributions required under this Section shall be determined and made in accordance with Section 401(a)(9) of the Code and the proposed regulations promulgated thereunder, including the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the proposed regulations.

       (b)  Required Beginning Date.  The entire interest of a Member must be
            -----------------------
distributed or begin to be distributed no later than the Member's Required Beginning Date.

       (c)  Limits on Distribution Periods.  As of the first Distribution
            ------------------------------
Calendar Year, distributions, if not made in a single sum, may only be made over one of the following periods (or a combination thereof):

            (i)  the life of the Member,

            (ii) the life of the Member and a Designated Beneficiary,

            (iii) a period certain not extending beyond the life expectancy of the Member, or

            (iv) a period certain not extending beyond the joint and last survivor expectancy of the Member and a Designated Beneficiary.

       (d) Determination of Amount to be Distributed Each Year. If the Member's
           ---------------------------------------------------
interest is to be distributed in other than a single sum, the following minimum distribution rules shall apply on or after the Required Beginning Date:

            (i) If a Member's benefit is to be distributed over (A) a period not extending beyond the life expectancy of the Member, or the joint life and last survivor expectancy of the Member and the Member's Designated Beneficiary or
  (B) a period not extending beyond the life expectancy of the Designated Beneficiary, the amount required to be distributed for each calendar year, beginning with distributions for the first Distribution Calendar Year, must at least equal the quotient obtained by dividing the Member's benefit by the Applicable Life Expectancy.

            (ii) For calendar years beginning before January 1, 1989, if the Member's spouse is not the Designated Beneficiary, the method of distribution selected must assure that at least fifty percent (50%) of the present value of the amount available for distribution is paid within the life expectancy of the Member.

            (iii) For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with distributions for the first Distribution Calendar Year, shall not be less than the quotient obtained by dividing the Member's benefit by the lesser of (1) the Applicable Life Expectancy, or (2) if the Member's spouse is not the Designated Beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of Section 1.401(a)(9)-2 of the proposed regulations. Distributions after the death of the Member shall be distributed using the Applicable Life Expectancy in
  Section 7.08(d)(i) above as the relevant divisor without regard to proposed regulations Section 1.401(a)(9)-2.

            (iv) The minimum distribution required for the Member's first Distribution Calendar Year must be made on or before the Member's Required Beginning Date. The minimum distribution for other calendar years, including the minimum distribution for the Distribution Calendar Year in which the Member's Required Beginning Date occurs, must be made on or before December 31 of that Distribution Calendar Year.

            (v) If the Member's benefit is distributed in the form of an annuity purchased from an insurance company, distributions thereunder shall be made in accordance with the requirements of Section 401(a)(9) of the Code and the proposed regulations promulgated thereunder.

       (e)  Death Distribution Provisions.
            -----------------------------

            (i) Distribution beginning before death. If the Member dies after distribution of his interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Member's death.

            (ii) Distribution beginning after death. If the Member dies before
                 ----------------------------------
  distribution of his interest begins, distribution of the Member's entire interest shall be completed by December 31 of the calendar year containing the fifth anniversary of the Member's death except to the extent that an election is made to receive distributions in accordance with (A) or (B) below:

                 (A) if any portion of the Member's interest is payable to a Designated Beneficiary, distributions may be made over the life or over a period certain not greater than the life expectancy of the Designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Member died;

                 (B) if the Designated Beneficiary is the Member's surviving spouse, the date distributions are required to begin in accordance with
       (A) above shall not be earlier than the later of (1) December 31 of the calendar year immediately following the calendar year in which the Member died, and (2) December 31 of the calendar year in which the Member would have attained age seventy and one-half (70-1/2).

            If the Member has not made an election pursuant to Section 7.07(a) by the time of his death, the Member's Designated Beneficiary must elect the method of distribution no later than the earlier of (A) December 31 of the calendar year in which distributions would be required to begin under this Section, or (B) December 31 of the calendar year which contains the fifth anniversary of the date of death of the Member. If the Member has no Designated Beneficiary, or if the Designated Beneficiary does not elect a method of distribution, distribution of the Member's entire interest must be completed by December 31 of the calendar year containing the fifth anniversary of the Member's death.

            (iii) For purposes of (ii) above, if the surviving spouse dies after the Member, but before payments to such spouse begin, the provisions of subsection (ii), with the exception of subsection (ii)(B) therein, shall be applied as if the surviving spouse were the Member.

            (iv) For purposes of this Section 7.08(e), any amount paid to a child of the Member will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

            (v) For the purpose of this Section 7.08(e), distribution of a Member's interest is considered to begin on the Member's Required Beginning Date (or, if subsection (iii) above is applicable, the date distribution is required to begin to the surviving spouse pursuant to subsection (ii) above). If distribution in the form of an annuity irrevocably commences to the Member before the Required Beginning Date, the date distribution is considered to begin is the date distribution actually commences.

       (f)  Definitions
            -----------

            (i) Applicable Life Expectancy. The life expectancy (or joint and
                --------------------------
  last survivor expectancy) calculated using the attained age of the Member (or Designated Beneficiary) as of the Member's (or Designated Beneficiary's) birthday in the Applicable Calendar Year reduced by one for each calendar year which has elapsed since the date life expectancy was first calculated. If life expectancy is being recalculated, the Applicable Life Expectancy shall be the life expectancy as so recalculated. The applicable calendar year shall be the first Distribution Calendar Year, and if life expectancy is being recalculated each succeeding calendar year. If annuity payments commence before the Required Beginning Date, the applicable calendar year is the year such payments commence. If distribution is in the form of an immediate annuity purchased after the Member's death with the Member's remaining interest, the applicable calendar year is the year of purchase.

            (ii) Designated Beneficiary.  The individual who is designated as
                 ----------------------
  the beneficiary under the Plan in accordance with Section 401(a)(9) of the Code and the proposed regulations promulgated thereunder.

            (iii) Distribution Calendar Year.  A calendar year for which a
                  --------------------------
  minimum distribution is required. For distributions beginning before the Member's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Member's Required Beginning Date. For distributions beginning after the Member's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to subsection (e) above.

            (iv) Life Expectancy.  Life expectancy and joint and last survivor
                 ---------------
  expectancy are computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations.

            Life expectancies shall be recalculated annually only if specifically elected by the Member (or spouse, in the case of distributions described in subsection (e)(ii)(B) above) by the time distributions are required to begin. Such election shall be irrevocable as to the Member (or spouse) and shall apply to all subsequent years. The life expectancy of a nonspouse beneficiary may not be recalculated.

            (v)  Member's benefit.
                 ----------------

                 (A) The account balance as of the last valuation date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date.

                 (B) For purposes of paragraph (A) above, if any portion of the minimum distribution for the first Distribution Calendar Year is made in the second Distribution Calendar Year on or before the Required Beginning Date, the amount of the minimum distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.

            (vi) Required beginning date.
                 -----------------------

                 (A) General rule. The Required Beginning Date of a Member is
                     ------------
       the first day of April of the calendar year following the calendar year in which the Member attains age seventy and one-half (70-1/2).

                 (B) Transitional rules. The Required Beginning Date of a Member
                     ------------------
       who attained age seventy and one-half (70-1/2) before January 1, 1988, shall be determined in accordance with (1) or (2) below:

                      (1) Non-5-percent owners. The Required Beginning Date of a
                          --------------------
            Member who is not a 5-percent owner is the first day of April of the calendar year following the calendar year in which the later of retirement or attainment of age seventy and one-half (70-1/2) occurs.

                      (2) 5-percent owners. The Required Beginning Date of a
                          ----------------
            Member who is a 5-percent owner during any year beginning after December 31, 1979, is the first day of April following the later of:

                           (i)  the calendar year in which the Member
                 attained age seventy and one-half (70-1/2), or

                           (ii) the earlier of the calendar year with or within
                 which ends the Plan Year in which the Member becomes a 5-percent owner, or the calendar year in which the Member retires.

       The required beginning date of a Member who is not a 5-percent owner who attained age 70-1/2 during 1988 and who has not retired as of January 1, 1989, is April 1, 1990.

                 (C) 5-percent owner. A Member is treated as a 5-percent owner
                     ---------------
       for purposes of this Section if such Member is a 5-percent owner as defined in Section 416(i) of the Code (determined in accordance with Section 416 but without regard to whether the Plan is top-heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age sixty-six and one-half (66-1/2) or any subsequent Plan Year.

                 (D) Once distributions have begun to a 5-percent owner under this Section, they must continue to be distributed, even if the Member ceases to be a 5-percent owner in a subsequent year.

       (g) Notwithstanding the requirements set forth in the foregoing provisions of this Section 7.08, and subject to the requirements of Section 7.04(a) and (b), distribution on behalf of any Member may be made in accordance with a method of distribution which satisfies the following requirements (regardless of when such distribution commences):

            (i) The distribution is one which would not have disqualified the Plan under Section 401(a) as in effect prior to amendment by the Deficit Reduction Act of 1984.

            (ii) The distribution is in accordance with a method of distribution designated by the Employee whose interest in the trust is being distributed or, if the Employee was deceased, by a Beneficiary of such Employee.

            (iii) Such designation was in writing, was signed by the Employee or the Beneficiary, and was made before January 1, 1984.

            (iv) The Employee had accrued a benefit under the Plan as of December 31, 1983.

            (v) The method of distribution designated by the Employee or the Beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Employee's death, the beneficiaries of the Employee listed in order of priority.

A distribution upon death will not be covered by this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Employee.

       For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Employee or the Beneficiary to whom such distribution is being made will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in subsections (i) through (v) above.

       If a designation is revoked, any subsequent distribution must satisfy the requirements of Section 7.08 above and Section 401(a)(9) of the Code and the proposed regulations thereunder. If a designation is revoked subsequent to the date distributions are required to begin, the Plan must distribute by the end of the calendar year following the calendar year in which the revocation occurs the total amount not yet distributed which would have been required to have been distributed to satisfy Section 401(a)(9) of the Code and the proposed regulations thereunder, but for the Section 242(b) election. For calendar years beginning after December 31, 1988, such distributions must meet the minimum distribution incidental benefit requirements of Section 1.401(a)(9)-2 of the proposed regulations. Any changes in the designation will be considered to be a revocation of the designation. However, the mere substitution or addition of another Beneficiary (one not named in the designation) under the designation will not be considered to be a revocation of the designation, so long as such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly (for example, by altering the relevant measuring life). In the case in which an amount is transferred or rolled over from one plan to another plan, the rules in Q & A J-2 and Q & A J-3 of the proposed regulations under Section 401(a)(9) of the Code shall apply.

  7.09 Discharge of Trustee's Obligation to Make Payments. Whenever the Trustee
       --------------------------------------------------
is required to make any payment or payments to any person in accordance with the provisions of this Article VII or Article VIII, the Plan Administrator shall notify the Trustee in writing of such person's last known address as it appears in the Plan Administrator's records; and the obligation of the Trustee, Plan Administrator, and Employer to make such payment or payments shall be fully discharged by mailing the same to the address specified by the Plan Administrator.

  7.10 Loans to Members. If an Employer has specified in its Adoption Agreement
       ----------------
that loans may be made pursuant to this Section 7.10, then upon written application of a Member, the Plan Administrator may direct the Trustee to lend to the Member such amount or amounts as the Plan Administrator may determine, provided that the aggregate amount of all outstanding loans, including accrued interest thereon, shall not exceed the lesser of (a) $50,000 reduced by the excess (if any) of the highest outstanding balance of loans during the one year period ending on the day before the loan is made, over the outstanding balance of loans from the Plan on the date the loan is made, or (b) fifty percent (50%) of the sum of the vested portion of the Member's Accounts. For the purpose of the above limitation, all loans from all plans of the Employer and any Related Employers are aggregated.

  Each loan to Members shall meet the following requirements:

       (i) Loans shall be made available to all Members on a reasonably equivalent basis.

       (ii) Loans shall not be made available to Highly Compensated Employees (as defined in Section 414(q) of the Code) in an amount greater than the amount made available to other Members.

       (iii) Loans shall be evidenced by the promissory notes of the Members, shall be adequately secured and shall bear a reasonable interest rate. No more than fifty percent (50%) of the vested portion of the Member's Accounts may be used as security for a loan.

       (iv) In the event of default, foreclosure on the note and attachment of security will not occur until a distributable event occurs under the Plan.

       (v) Each loan shall by its terms require that repayment (principal and interest) be amortized in level payments, not less frequently than quarterly, over a period not extending beyond five (5) years from the date of the loan, unless such loan is used to acquire any dwelling unit which within a reasonable time is to be used (determined at the time such loan is made) as a principal residence of the Member.

       (vi) No loans shall be made to a Member who is an Owner-Employee or a shareholder-employee. For purposes of this requirement, a shareholder-employee means an employee or officer of a Subchapter S corporation who owns (or is considered as owning within the meaning of Section 318(a)(1) of the Code), on any day during the taxable year of such corporation, more than five percent (5%) of the outstanding stock of such corporation.

       (vii) If a Member has elected to receive an annuity form of benefit payment pursuant to Option D of Section 7.07, such Member must obtain the consent of his spouse, if any, to the use of his Accounts as security for the loan. Spousal consent shall be obtained no earlier than the beginning of the ninety-day period that ends on the date on which the loan is to be so secured. The consent must be in writing, must acknowledge the effect of the loan, and must be witnessed by a Plan representative or notary public. Such consent shall thereafter be binding with respect to the consenting spouse or any subsequent spouse with respect to that loan. A new consent shall be required if the Member's Accounts are used for renegotiation, extension, renewal, or other revision of the loan.

  Each loan made hereunder shall be deemed to be a separate investment and shall be credited to a separate loan account for the benefit of the borrowing Member, in which event all payments of interest and principal shall be credited to such Member's account. If an Employer has specified in its Adoption Agreement that Members may elect the investment of their accounts, then the borrowing Member's other investments in the Trust shall be reduced in accordance with such Member's instructions to the extent necessary to permit the establishment of the separate loan account for such Member. Amounts credited to such Member's separate loan account as a result of payments of interest and principal shall be reinvested as soon as practicable in accordance with the Member's investment elections pursuant to Article V. If an Employer has not specified in its Adoption Agreement that Members may elect the investment of their accounts, then the Plan Administrator shall reduce the borrowing Member's accounts in the general investments of the Trust to the extent necessary to permit the establishment of a separate loan account for such Member. Amounts credited to such Member's separate loan account as a result of payments of interest and principal shall be reinvested as soon as practicable by the Trustee in accordance with the provisions of Section 10.03.

  If any part or all of the amount standing to the account of a Member shall become distributable to such Member or his Beneficiary while a loan to such Member under this Section is outstanding, the Trustee may apply the amount of such distribution in payment of the entire outstanding loan principal, whether or not then due, and any interest theretofore accrued, before distributing the balance, if any, to the Member or his Beneficiary.

  Notwithstanding any other provision of this Plan, the portion of the Member's vested account balance used as a security interest held by the Plan by reason of a loan outstanding to the Member shall be taken into account for purposes of determining the amount of the account balance payable at the time of death or distribution, but only if the reduction is used as repayment of the loan. If less than 100% of the Member's vested account balance (determined without regard to the preceding sentence) is payable to the surviving spouse, then the account balance shall be adjusted by first reducing the vested account balance by the amount of the security used as repayment of the loan, and then determining the benefit payable to the surviving spouse.

                           ARTICLE VIII
                           ------------

                Amendment and Termination of Plan
                ---------------------------------

  8.01 Amendment by Sponsor. The Employer delegates power to the Sponsor to
       --------------------
amend this Plan at any time and from time to time, provided that:

       (a) The duties or liabilities of the Trustee, Plan Administrator or the Employer shall be increased only upon sixty (60) days' prior written notice to the Trustee, Plan Administrator or the Employer respectively, unless such amendment is made in order to comply with the requirements of the Code and regulations and rulings of the Internal Revenue Service thereunder, or applicable regulations of any other governmental authority; and

       (b) No amendment shall cause or permit any assets of the Trust to be diverted to purposes other than for the exclusive benefit of the eligible Employees of the Employer which established the Trust or their Beneficiaries or estates or would cause any reduction in the amount theretofore credited to any Member or would cause or permit any portion of the assets of the Trust to revert or become the property of the Employer.

  8.02 Amendment by Employer. No Employer which has adopted this Plan by means
       ---------------------
of a Adoption Agreement shall have authority to amend the Plan in any way except as provided in this Article VIII, nor shall any such amendment become effective and binding upon the Trustee until a properly executed copy of such amendment has been delivered to and accepted by the Trustee.

       (a) Elective Provisions. An Employer may amend the elective provisions of
           -------------------
the Adoption Agreement establishing its Trust at any time and from time to time or discontinue or terminate the Trust by delivering to the Trustee a copy of an amendment or discontinuance or termination certified by a duly authorized person on behalf of the Employer; provided, however, that, except as provided in
                           --------
Section 1.02 and Article XII, the Employer shall have no power to amend or terminate the Trust in such manner as would cause or permit (i) any of the assets of the Trust to be diverted to purposes other than for the exclusive benefit of the eligible Employees of the Employer or their Beneficiaries or estates; (ii) any reduction in the amount theretofore credited to any Member;
(iii) any portion of the assets of the Trust to revert to or become the property of the Employer; (iv) the elimination or reduction of an optional form of benefit; and (v) the duties or liabilities of the Trustee to be increased without its written consent. If the Employer amends any provision other than the elective provisions of the Adoption Agreement for any reason, except as provided in Section 8.02(b) and except to add certain model amendments published by the Internal

Revenue Service which specifically provide that their adoption will not cause the Plan to be treated as individually designed, its Trust will be deemed to be an individually designed plan and may no longer participate in a prototype established under this Basic Plan Document.

       (b) Permissible Employer Amendments. Notwithstanding the foregoing, the
           -------------------------------
Employer will be permitted to amend the provisions of the Plan by adding appropriate language to its Adoption Agreement if required to preserve the qualified status of the Plan under any of the following circumstances:

            (i) The Employer maintains or had maintained another qualified plan (other than a standard plan established under this Basic Plan Document) and wishes to provide particular provisions to define the method by which such plan or plans shall be aggregated with this Plan for purposes of Sections 415 and/or 416 of the Code.

            (ii) The Employer maintains another qualified plan (other than a standard plan established under this Basic Plan Document) and wishes to provide the minimum benefits required by Section 416 of the Code under such other plan rather than under this Plan.

Any Plan containing such an amendment may not rely on the Sponsor's opinion letter but must be submitted to the Internal Revenue Service as described in
Section 1.02.

  8.03 Limitations on Vesting Amendments.  Notwithstanding anything to the
       ---------------------------------
contrary elsewhere herein or in the Adoption Agreement, no amendment to the vesting provisions specified in the Adoption Agreement shall deprive a Member of his nonforfeitable rights to benefits accrued to the date of the amendment. Further, if such vesting provisions are amended, or if the Plan is amended in any way that directly or indirectly affects the computation of a Member's nonforfeitable percentage, or if the Plan is deemed amended by an automatic change to or from a top-heavy vesting schedule, each Member with at least three
(3) Years of Vesting Service with the Employer may elect, within a reasonable period after the adoption of the amendment, to have his nonforfeitable percentage computed under the Plan without regard to such amendment. The period during which the election may be made shall commence with the date the amendment is adopted and shall end on the latest of:

       (i)  sixty (60) days after the amendment is adopted;

       (ii) sixty (60) days after the amendment becomes effective; or

       (iii) sixty (60) days after the Member is issued written notice of the amendment by the Employer.

No amendment to the Plan shall be effective to the extent that it has the effect of decreasing a Member's accrued benefit. Notwithstanding the preceding sentence, a Member's account balance may be reduced to the extent permitted under Section 412(c)(8) of the Code. For purposes of this paragraph, a plan amendment which has the effect of decreasing a Member's account balance or eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment, shall be treated as reducing an accrued benefit. Furthermore, if the vesting schedule of the Plan is amended, in the case of an Employee who is a Member as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Employee's employer-derived accrued benefit will not be less than the percentage computed under the Plan without regard to such amendment.

  8.04 Termination of Plan. In the event of termination or partial termination
       -------------------
(within the meaning of Section 411(d)(3) of the Code) by an Employer of the Plan, or complete discontinuance of contributions thereto by the Employer, the rights of all Members (or, in the case of a partial termination, the Members affected thereby) to amounts theretofore credited to their Accounts under the Plan shall be fully vested and nonforfeitable. Upon any such termination or discontinuance, the Trustee shall hold the assets of the Trust in accordance with the provisions of the Plan and distribute such assets from time to time to Members entitled thereto in accordance with such provisions; provided that the Plan Administrator may, in connection with such termination or discontinuance, direct the Trustee to apply the amount standing to the credit of a Member's Accounts for his benefit, pursuant to one or more options specified and selected in accordance with Section 7.07, within a reasonable time after such termination or discontinuance. In the event that the Employer shall terminate the Trust at any time prior to the complete distribution of all property held by the Trustee pursuant to such provisions, the Trustee shall (a) reduce to cash all or any part of the Trust; (b) pay the liabilities, if any, of the Trust; (c) value the remaining assets of the Trust as of the date of termination and adjust Members' account balances in the same manner as provided in Article V; and (d) distribute the assets of the Trust in cash or in kind or partly in cash and partly in kind to and among the Members in liquidation in proportion to the amounts standing to the credit of their respective accounts under the Trust as of the termination date; provided that no person in the event of termination shall be required to accept distribution in any form other than cash.

  8.05 Merger or Consolidation. The Plan shall not be merged or consolidated
       -----------------------
with any other plan or trust, nor shall the assets or liabilities accrued under the Plan be transferred to any other plan or trust, unless the benefit under such successor plan or trust, if it were to terminate immediately after such merger, consolidation or transfer, of each Member under the Plan would be at least as great as the benefit to which such Member would have been entitled had the Plan terminated immediately prior to such merger, consolidation or transfer. The foregoing limitation shall be applied in accordance with regulations promulgated under Section 414(1) of the Code.

  8.06 Transfer From Other Plans. With the approval of the Trustee, the Employer
       -------------------------
may have assets of any other plan maintained by it, or by a predecessor employer identified in the Adoption Agreement, which satisfies the requirements of
Section 401(a) of the Code transferred to the Trust and consolidated with assets of this Plan. Any such transfer shall be accompanied by the transfer of such existing records and information as determined by the Trustee to be necessary for the proper administration of this Plan.

  8.07 Termination of Trust. The Trust shall in any event terminate whenever all
       --------------------
property under the Trust held by the Trustee shall have been distributed in accordance with the terms of the Plan.


                            ARTICLE IX
                            ----------

                       Plan Administration
                       -------------------

  9.01 Plan Administrator.  For purposes of ERISA, each Employer shall serve as
       ------------------
the "Plan Administrator" with respect to the Plan of said Employer, unless the Employer shall specifically designate an individual or individuals (who may also be the Trustee) to act as Plan Administrator. The appointment of such individual or individuals shall become effective upon acceptance of such appointment, and shall continue until resignation or removal by the Employer. The Trustee shall accept and may rely upon a certification by the Employer as to the identity of the Plan Administrator.

  9.02 Powers of Plan Administrator. The Plan Administrator is hereby vested
       ----------------------------
with all powers and authority necessary in order to carry out its duties and responsibilities in connection with the administration of the Plan as herein provided, and is authorized to make such rules and regulations as it may deem necessary to carry out the provisions of said Plan. The Plan Administrator shall determine any question arising in the administration, interpretation and application of the Plan, including any question submitted by the Trustee on a matter necessary for it properly to discharge its duties and the decision of the Plan Administrator shall be conclusive and binding on all persons.

  9.03 Action by Plan Administrator. If there is more than one individual acting
       ----------------------------
as Plan Administrator then the Plan Administrator shall act by a majority of their number at the time in office and such action may be taken either by vote at a meeting or in writing without a meeting. The Plan Administrator may by such majority action authorize any one or more of their number to execute any document or documents or to take any other action on behalf of the Plan Administrator, and in such event any one of their number may certify in writing to any person the taking of such action and the name or names of the individual so authorized, including himself. Any such person shall be protected in accepting and relying upon any such document or certificate and is released from inquiry into the authority of any of such individuals.

  9.04 Discretionary Action. Wherever under the provisions of this Agreement the
       --------------------
Plan Administrator is given any discretionary power or powers, such power or powers shall not be exercised in such manner as to cause any discrimination in favor of or against any Employee or class of Employees. Any discretionary action taken by the Plan Administrator hereunder shall be consistent to the maximum extent practicable with any prior discretionary action taken by it under similar circumstances and to this end the Plan Administrator shall keep a record of all discretionary action taken by them under any provision hereof.

  9.05 Employment of Agents. The Plan Administrator may employ agents,
       --------------------
including, but not limited to, investment counsel, custodians, accountants or attorneys, to perform such services and duties in connection with the administration of the Trust as they may direct. The compensation of such agents shall be an expense chargeable to the Employer in accordance with Section 10.13. The Plan Administrator shall be fully protected in acting upon the advice of any such agent, in whole or in part, and shall not be liable for any act or omission of any such agent, the Plan Administrator's only duty being to use reasonable care in the selection of any such agent.

  9.06 Indemnification of Plan Administrator. If the Plan Administrator is not
       -------------------------------------
the Employer, the Employer shall indemnify and hold harmless the Plan Administrator from any and all claims, loss, damages, expenses (including reasonable counsel fees approved by the Employer) and liability (including any reasonable amounts paid in settlement with the Employer's approval), arising from any act or omission of such Plan Administrator, except when the same is judicially determined to be due to the wilful misconduct or gross negligence of such Plan Administrator.

  9.07 Claims Procedure.
       -----------------

       (a) All claims for benefits or for determination of the qualified status of a domestic relations order under this Plan shall be filed in writing with the Plan Administrator in accordance with such procedures as the Plan Administrator shall reasonably establish.

       (b) The Plan Administrator shall, within ninety (90) days of submission of a claim, provide adequate notice in writing to any claimant whose claim has been denied. Such notice shall contain the specific reason or reasons for the denial and references to specific Plan provisions on which the denial is based. The Plan Administrator will also provide the claimant with a description of any material or information which is necessary in order for the claimant to perfect his claim and an explanation of why such material or information is necessary. If special circumstances require an extension of time for processing the claim, the Plan Administrator shall furnish the claimant a written notice of such extension prior to the expiration of the ninety (90) day period. The extension notice shall indicate the reasons for the extension and the expected date for a final decision, which date shall not be more than one hundred and eighty (180) days from the initial claim.

       (c) The Plan Administrator shall, upon written request by a claimant submitted to the Plan Administrator within sixty (60) days of the claimant's receipt of the notice that his claim had been denied, afford a reasonable opportunity to such claimant, for a full and fair review by the Plan Administrator of the decision denying the claim. The Plan Administrator will afford the claimant the opportunity to review pertinent documents and to submit issues and comments in writing. The claimant shall have the right to be represented.

       (d) The Plan Administrator shall, within sixty (60) days of receipt of a request for a review, render a written decision on the review. If special circumstances require extra time for the Plan Administrator to review the decision, the Plan Administrator will attempt to complete the review as soon as practicable, and in no event will the Plan Administrator take more than one hundred and twenty (120) days to send the claimant a written notice of the decision on review.

                            ARTICLE X
                            ---------

                    Establishment of Trust and
                   Rights and Duties of Trustee
                   ----------------------------

  10.01 Establishment of Trust. The Employer by the execution of the Adoption
        ----------------------
Agreement establishes a retirement plan trust for the benefit of its eligible Employees, to receive contributions made under the Plan.

       (a) If the Plan is established under an Adoption Agreement which names an individual or individuals as Trustee, there shall be any number of Trustees of the Trust any or all of whom may be officers or employees of the Employer or any other corporation or individuals. The Trustee(s) shall be appointed by the Employer.

       (b) If the Plan is established under an Adoption Agreement which names a bank or qualified financial institution as Trustee, the Trustee shall be such bank or qualified financial institution as may be named as Trustee in the Adoption Agreement.

  10.02 Powers of Trustee. It shall be the duty of the Trustee to receive all
        -----------------
contributions which shall be made to the Trust and, subject to the provisions of
Article V relating to Members' investment directions and this Article, to hold, invest and reinvest such funds in the Trust, and to make payments therefrom in accordance with the written directions of the Plan Administrator. The Trustee shall have no responsibility for the correctness under the terms of the Plan or Trust of any written directions which it receives from the Plan Administrator.

  10.03 Investments. The Trustee shall invest and reinvest the funds of the
        -----------
Trust and keep the same invested in Permissible Investments, without distinction between principal and income, in accordance with the investment directions submitted by the Members pursuant to Article V, if applicable, and otherwise in its own discretion. Unless the Member otherwise directs, earnings or other proceeds generated by a Permissible Investment shall be reinvested in accordance with such uniform procedure as may be established with respect to such Permissible Investment. If any investment directions are not received from the Plan Administrator as required, or if received, are unclear in the opinion of the Trustee or its agent, all or a portion of the assets of the Trust may be held uninvested without liability for loss of income or appreciation and without liability for interest, pending receipt of proper orders or clarification, or such assets may be invested on an interim basis in such short-term liquid Permissible Investments as are selected by the Trustee on a uniform basis for such purpose.

  10.04 Method of Holding and Selling Securities. The Trustee may keep any or
        ----------------------------------------
all securities or other property in the name of some other person, firm or corporation or in its own name without disclosing fiduciary capacity. The Trustee may sell at public auction or by private contract, redeem, or otherwise realize upon, any securities, investments or other property forming a part of the Trust and for such purposes may execute such instruments and writings and do such things as it shall deem proper.

  10.05 Exercise of Voting Rights. The Trustee is hereby authorized to vote any
        -------------------------
stock, bonds or other securities of any corporation, association or trust at any time comprising the Trust or otherwise consent to or request any action on the part of such corporation, association or trust, and to give general or special proxies or powers of attorney, with or without power of substitution, and to participate in reorganizations, recapitalizations, consolidations, mergers and similar transactions with respect to such securities; to deposit such stocks or other securities in any voting trust, or with any protective or like committee, or with a trustee, or with depositaries designated thereby; and generally to exercise any of the powers of an owner with respect to such stocks or other securities or property comprising the Trust which the Trustee deems to be for the best interests of the Trust to exercise.

  10.06 Power to Borrow. When instructed by the Plan Administrator, the Trustee
        ---------------
is hereby authorized to borrow money for the purposes of the Trust upon such terms and conditions as the Plan Administrator may determine, and for any amount so borrowed to issue the promissory note of the Trustee and to secure the repayment thereof by pledge, mortgage or hypothecation of all or any part of the property of the Trust, and no person loaning money to the Trustee shall be bound to see to the application of the money loaned or to inquire into the validity of any such borrowing.

  10.07 Reliance on Trustee as Owners. No person dealing with the Trustee shall
        -----------------------------
be required to take any notice of this Agreement, but all persons so dealing shall be protected in treating the Trustee as the absolute owner with full power of disposition of all the property of the Trust, and all persons dealing with the Trustee are released from inquiry into the decision or authority of the Trustee and from seeing to the application of the property paid or delivered to the Trustee.

  10.08 Liquidation of Assets. The Trustee shall not be required to make any
        ---------------------
payments hereunder in excess of the net realizable value of the assets of the Trust at the time of such payment. The Trustee shall not be required to make any payments in cash unless there shall be in the Trust at the time an amount of cash sufficient for the purpose. In case of such deficiency in cash, the Trustee shall take such action as to the disposition of securities or other property forming a part of the Trust as will provide the amount of cash necessary for such payments.

  10.09 Evidence on Which Trustee May Act. In taking any action or determining
        ---------------------------------
any fact or question which may arise under the Trust, the Trustee may, with respect to the affairs of the Employer or its Employees, rely upon any statement by the Employer with respect thereto. In the event that any dispute may arise regarding the payment of any sums or regarding any act to be performed by the Trustee, the Trustee may in its sole discretion retain such payment or postpone the performance of such act until actual adjudication of such act shall have been made in a court of competent jurisdiction, or until it shall have been indemnified against loss to its satisfaction; provided, however, that in the event of any such dispute, the Trustee may rely upon and act in accordance with any directions received from the Plan Administrator.

  10.10 Action by Individual Trustees. If there is more than one Trustee, then
        -----------------------------
the Trustees shall act by a majority of their number at the time in office and such action may be taken either by vote at a meeting or in writing without a meeting. The Trustees may by such majority action authorize any one or more of their number to execute any document or documents or to take any other action on behalf of the Trustees, and in such event any one of the Trustees may certify in writing to any person the taking of such action and the name or names of the Trustee or Trustees so authorized, including himself. Any such person shall be protected in accepting and relying upon any such document or certificate and is released from inquiry into the authority of any of the Trustees.

  10.11 Records and Accounting. The Trustee shall keep accurate and detailed
        ----------------------
records of its transactions hereunder, and all its accounts, books and records relating thereto shall be open at all reasonable times to the inspection of the Employer and its authorized representatives. The Trustee shall render in writing, at least once each twelve (12) months, accounts of its transactions under the Trust to the Employer and the Employer may approve such accounts of the Trustee by an instrument in writing delivered to the Trustee. In the absence of the filing in writing with the Trustee by the Employer of exceptions or objections to any such account within sixty (60) days after the receipt by the Employer of any such account, the Employer shall be deemed to have approved such account; and in such case, or upon the written approval of the Employer of any such account, the Trustee shall be released, relieved and discharged by the Employer with respect to all matters and things set forth in such account. In any proceeding instituted by the Trustee or the Employer respecting an accounting, only the Employer and/or the Trustee shall be the necessary parties. The Trustee shall from time to time make such other reports and furnish such other information concerning the Trust to the Employer as it may in writing reasonably request.

  10.12 Payment of Taxes.  Upon direction of the Employer, the Trustee shall pay
        ----------------
out of the Trust any and all taxes of any and all kinds, including without limitation property taxes and income taxes levied or assessed under existing or future laws upon or in respect of the Trust or any monies, securities or other property forming a part thereof or the income therefrom subject to the terms of any agreements or contracts made with respect to trust investments which make other provision for such tax payments. The Trustee may assume that any taxes assessed on or in respect of the Trust or its income are lawfully assessed unless the Employer shall in writing advise the Trustee that in the opinion of counsel for the Employer which established the Trust such taxes are or may be unlawfully assessed. In the event that the Employer shall so advise the Trustee, the Trustee will, if so requested in writing by the Employer which established the Trust, contest the validity of such taxes in any manner deemed appropriate by the Employer or its counsel but at the expense of the Trust;

or the Employer may itself contest the validity of any such taxes at the expense of the Trust and in the name of the Trustee; and the Trustee agrees to execute all documents, instruments, claims and petitions necessary or advisable in the opinion of the Employer or its counsel for the refund, abatement, reduction or elimination of any such taxes.

  10.13 Compensation and Expenses.  If the Trustee is a bank or other financial
        -------------------------
institution other than an Employer, the Trustee shall be entitled to reasonable compensation for its services. The rate of compensation as initially agreed upon with the Employer shall continue in effect until written notice by the Trustee of any change therein. Unless otherwise determined by the Employer, any individual Trustees shall serve without compensation for their services as such. Except as otherwise provided in Section 5.03A or Section 5,08B, whichever is applicable, all expenses of the Trustee and Plan Administrator may be paid by the Employer in its sole discretion and unless or until so paid shall constitute a charge upon the Trust. Such expenses shall include any expenses incident to the functioning of the Plan and Trust, including, but not limited to, attorneys' fees and the compensation of other agents, accounting and clerical charges, expenses, if any, of being bonded as required by ERISA, and other costs of administering the Plan and Trust.

  10.14 Resignation or Removal of Trustee. Any Trustee acting hereunder may
        ---------------------------------
resign at any time upon written notice to the Employer and to any remaining Trustees, and the Employer may remove any Trustee at any time upon written notice to such Trustee and any remaining Trustees. If any Trustee shall die, resign, be removed or for any other reason cease to be Trustee, the Employer shall appoint a successor Trustee or Trustees. In the absence of such appointment, (a) the remaining Trustee or Trustees, if any, shall exercise all of the powers of the Trustee or (b) if there are no remaining Trustees, the prior Trustee shall continue to serve until the assets of the Trust have been transferred to any qualified financial institution selected by such prior Trustee to act as interim Trustee. The appointment of a successor Trustee shall be effective upon written notification to the Employer of the acceptance of such appointment.

  10.15 Indemnification of Trustee. The Employer shall indemnify and hold
        --------------------------
harmless any Trustee from any and all claims, loss, damages, expenses (including reasonable counsel fees approved by the Employer) and liability (including any reasonable amounts paid in settlement with the Employer's approval), arising from any act or omission of such Trustee, (including, without limitation, any act or omission which results from a direction given by the Plan Administrator or the Employer or from any service provider to the Plan) except when the same is judicially determined to be due to the gross negligence or wilful misconduct of such Trustee.

  10.16 Successor to Institutional Trustee.  Any entity into which an
        ----------------------------------
institutional Trustee may merge or with which it may be consolidated or any entity resulting from any such merger or consolidation shall be the successor of such institutional Trustee hereunder without the necessity for execution or filing of any additional instrument or the performance of any further act.

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

  10.17 Responsibilities of Trustee. The Trustee shall be responsible only for
        ---------------------------
the management and disbursement of amounts actually contributed to the Trust. The Trustee shall have no responsibility for determining the correctness of the amount of any contributions, or for the failure of an Employer to make the contributions provided for in the Adoption Agreement, for the correctness of any disbursement made, or other action taken, pursuant to the written directions of the Plan Administrator, or for any act or omission of any service provider to the Plan.

  10.18 Allocation and Delegation of Responsibilities.  The named fiduciary with
        ---------------------------------------------
respect to the Plan and Trust within the meaning of Section 402 of ERISA shall be the Plan Administrator. The responsibilities of the Employer, the Plan Administrator, the Investment Manager and Trustee shall be allocated as provided herein and in the Adoption Agreement, and each shall have only those responsibilities and obligations that are specifically imposed upon him by this Plan and the Adoption Agreement. It is intended that each such person shall be responsible for the proper exercise of his own powers, duties, responsibilities and obligations under the Plan and shall not be responsible for any act or omission of any other person. Each such person shall be entitled to delegate all or any part of his responsibilities and obligations to any other person or entity. In the event of any such delegation, (a) the person making such delegation shall not be liable for any act or omission of the person to whom the responsibility has been delegated as long as the selection and retention of such person is prudent and (b) the person to whom the powers and obligations are delegated shall be responsible only for the proper exercise of the powers, duties, responsibilities and obligations that have been specifically delegated to him.

  10.19 Investment Manager. The Employer from time to time may appoint one or
        ------------------
more Investment Managers (as that term is defined in Section 3(38) of ERISA) to manage (including the power to acquire and dispose of) all or any portion of the assets of the Trust and such Investment Manager (or any designee thereof) may also act as custodian of assets of the Trust. The Employer shall enter into a written management agreement with the Investment Manager and shall retain the right to remove and discharge the Investment Manager by written notice to the Investment Manager and the Trustee. The Investment Manager shall be entitled to reasonable compensation for its services and such compensation shall be an expense payable in accordance with Section 10.13. The rate of compensation as initially agreed upon with the Employer shall continue in effect until written notice by the Investment Manager of any change therein. The Employer shall notify the Trustee of the appointment of any Investment Manager by delivery to the Trustee of an executed copy of the agreement under which such Investment Manager was appointed together with a written acknowledgment by such Investment Manager that it is (a) a fiduciary with respect to the Plan, (b) bonded as required by ERISA, and (c) is either (i) registered as an investment advisor under the Investment Advisers Act of 1940, or (ii) a bank as defined in such Act, or (iii) an insurance company qualified to perform investment management services under the laws of more than one State of the United States.

  The Investment Manager shall have the authority to exercise all of the powers of the Trustee hereunder with respect to assets under its control but only to the extent that such powers relate to the investment of such assets. The Trustee shall carry out the written instructions of the Investment Manager with respect to the management and investment of the assets of the Trust and shall not incur any liability on account of its compliance with such instructions. The Trustee shall not incur any liability on account of its failure to exercise any of the powers delegated to the Investment Manager because of the failure of such Investment Manager to give instructions for the management of the assets under the control of such Investment Manager. The Trustee shall be under no duty to question the Investment Manager, nor to review any securities or other property acquired or retained at the direction of the Investment Manager, nor to make any suggestions to the Investment Manager in connection therewith.


                            ARTICLE XI
                            ----------

                           The Employer
                           ------------

  11.01 No Contract of Employment. The Plan shall not be construed as creating
        -------------------------
any contract of employment between the Employer which established the Plan and any Member, eligible Employee, or other person, and nothing herein contained shall give any person the right to be retained in the employ of the Employer or otherwise restrain the Employer's right to deal with its employees, including Members and eligible Employees, and their hiring, discharge, layoff, compensation, and all other conditions of employment in all respects as though the Plan did not exist.

  11.02 No Contract to Maintain Plan.  An Employer, by the establishment of the
        ----------------------------
Plan, shall not be deemed to have entered into an agreement to maintain the Plan or to make any future contributions thereto or reimbursement of expenses incurred thereunder. Each contribution by an Employer to its Plan shall be voluntary, and an Employer shall have the right to suspend payment of its contributions, and no Member or any other person shall have any cause or right of action against an Employer by reason of failure by the Employer to make contributions to the Trust, or by reason of any action by the Employer in terminating the Plan.

  11.03 Liability of an Employer.  Subject to any Employer's agreement to
        ------------------------
indemnify the Plan Administrator and/or individual Trustees as provided in Sections 9.06 and 10.15 and except as otherwise required by applicable federal law, neither the Employer nor any person acting in behalf of the Employer shall be liable for any act or omission on the part of a Plan Administrator selected by the Employer or any Trustee, or for any act performed or the failure to perform any act by any person with respect to the Plan or the Trust, the Employer's only duty being to use reasonable care in the selection of the Plan Administrator and Trustee.

  11.04 Action by an Employer.  Whenever under the terms of the Plan or Trust an
        ---------------------
Employer (other than a Self-Employed Individual) is permitted or required to take any action, such action shall be taken by the Board of Directors of the Employer, or by any duly authorized officer or partner of the Employer. In such event any such officer or partner may certify to the Trustee or any other person the taking of such action and the name or names of the officers or partners so authorized, including himself. The execution of any direction, document, or certificate in behalf of an Employer by any of its officers or partners shall constitute his certification of his authority with respect thereto, and the Trustee, or other person shall be protected in accepting and relying upon any such direction, document, or certificate and is released from inquiry into the authority of any officer or partner of the Employer.

  11.05 Successor to Business of an Employer.  Unless the Plan be sooner
        ------------------------------------
terminated, a successor to the business of the Employer, by whatever form or manner resulting, may continue the Employer's Plan by executing an appropriate supplementary agreement, and such successor shall ipso facto succeed to all the rights, powers and duties of the Employer thereunder. The employment of any Employee who has continued in the employ of such successor shall not be deemed to have been terminated or severed for any purposes hereunder.

  11.06 Dissolution of the Employer.  In the event that the Employer is
        ---------------------------
dissolved by reason of bankruptcy or insolvency or otherwise, without any provision being made for the continuance of its Plan by a successor to the business of the Employer, each Plan Member shall be fully vested, and the Trustee shall proceed in the same manner as though the Plan had been terminated by such Employer as provided in Section 8.04.

  11.07     Plan Covering Owner-Employee.
            -----------------------------

       (a) If contributions or benefits are provided under the Plan for one or more Owner-Employees who control both an Employer and one or more other trades or businesses, the Plan and the plan established for the other trades or businesses must, when looked at as a single plan, satisfy Sections 401(a) and
(d) of the Code for the employees of the Employer and all such other trades or businesses.

       (b) If contributions or benefits are provided under the Plan for one or more Owner-Employees who control one or more other trades or businesses, the employees of the other trades or businesses must be included in a plan which satisfies Sections 401(a) and (d) of the Code and which provides contributions and benefits not less favorable than provided for Owner-Employees under the Plan.

       (c) If a Member is covered as an Owner-Employee under the plans of two or more trades or businesses which are not controlled and the Member controls a trade or business, then the contributions or benefits of the employees under the plan of the controlled trade or business must be as favorable as those provided for the Owner-Employee under the most favorable plan of the trade or business which is not controlled.

       (d) For purposes of paragraphs (a), (b) and (c), an Owner-Employee, or two or more Owner-Employees, will be considered to control a trade or business if the Owner-Employee, or two or more Owner-Employees together:

            (i) own the entire interest in an unincorporated trade or business, or

            (ii) in the case of a partnership, own more than fifty percent (50%) of either the capital interest or the profits interest in the partnership.

For purposes of this paragraph (d), an Owner-Employee, or two or more Owner-Employees shall be treated as owning any interest in a partnership which is owned, directly or indirectly, by a partnership which such Owner-Employee, or such two or more Owner-Employees, are considered to control within the meaning of the preceding sentence.


                           ARTICLE XII
                           -----------

                    Limitation on Allocations
                    -------------------------

  12.01 (This Section applies only to a Member who does not participate in, and has never participated in, any other qualified plan maintained by the Employer, a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Employer, or an individual medical account, as defined in Section 415(1)(2) of the Code, maintained by the Employer which provides an Annual Addition as defined in Section 12.05.)

       (a) The amount of the Annual Additions which may be allocated under the Plan to the Member's accounts for any Plan Year shall not exceed the Maximum Permissible Amount. If the Employer contribution that would otherwise be contributed or allocated to the Member's accounts would cause the Annual Additions for the Plan Year to exceed the Maximum Permissible Amount, the amount contributed or allocated shall be reduced so that the Annual Additions for the Plan Year will equal the Maximum Permissible Amount.

       (b) Prior to determining the Member's Compensation for the Limitation Year, the Employer may determine the Maximum Permissible Amount for a Member on a basis of a reasonable estimation of the Member's Compensation for the Limitation Year, uniformly determined for all Members similarly situated. As soon as administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount will be determined on the basis of the Member's actual Compensation for the Limitation Year. If, as a result of allocation of forfeitures or a reasonable error in estimating a Member's Compensation, the Annual Additions under the Plan on behalf of a Member is to be reduced as of any Allocation Date, such reduction shall be made in the following order:

            (i) The Member's voluntary nondeductible contributions be reduced and the full amount of such reduction shall be returned to him in cash;

            (ii) The Elective Deferrals allocated to his Elective Deferral Account shall be reduced;

            (iii) The Matching Contributions and forfeitures allocated to his Matching Account shall be reduced; and

            (iv) The Employer Contributions and forfeitures allocated to his Employer Account shall be reduced.

       (c) Any reduction required pursuant to clauses (ii) and (iii) of subsection (b) shall be held in a suspense account and applied to reduce the Member's Elective Deferrals and Matching Contributions for the next Limitation Year. Any reduction required pursuant to clause (iv) of subsection (b) shall be reallocated to other Members' Accounts in accordance with the provisions of
Section 5.07B to the extent that such allocations do not cause the Annual Additions to any such other Members' accounts to exceed the lesser of the Maximum Permissible Amount or any other limitation provided in the Plan. If a Member is not covered by the Plan at the end of the Limitation Year, the reduction required by clauses (ii) and (iii) of subsection (b) shall be allocated to a suspense account as a forfeiture. To the extent that the reduction in clause (iv) of subsection (b) cannot be allocated to other Members' Accounts, it shall be allocated to a suspense account as a forfeiture. All amounts allocated to a suspense account shall be held therein until the next succeeding date on which forfeitures could be applied under the Plan. All amounts held in such suspense account during any Limitation Year shall be allocated to Members' Accounts before any Employer contributions and any Member contributions may be made to the Plan for such Limitation Year. In the event of termination of the Plan the suspense account shall revert to the Employer to the extent it cannot be allocated to any Member's Account. If a suspense account is in existence at any time during the Plan Year, it shall not participate in the allocation of the Trust's investment gains and losses pursuant to Section 5.04A(a) or Section 5.09B, whichever is applicable. If a suspense account is in existence at any time during a particular Limitation Year, all amounts in the suspense account must be allocated and reallocated to Members' Accounts before any Employer or any Employee contributions may be made to the Plan for that Limitation Year. Excess amounts may not be distributed to Members or former Members.

       (d) Notwithstanding any other provision in subsections (a) through (c), the Employer shall not contribute any amount that would cause an allocation to the suspense account as of the date the contribution is allocated. If the contribution is made prior to the date as of which it is to be allocated, then such contribution shall not exceed an amount that would cause an allocation to the suspense account if the date of contribution were an Allocation Date.

  12.02 (This Section applies only to a Member who, in addition to the Plan, is covered during any Limitation Year under another qualified regional prototype defined contribution plan maintained by the Employer, a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Employer, or an individual medical account, as defined in Section

415(1)(2) of the Code, maintained by the Employer which provides an Annual Addition as defined in Section 12.05.)

       (a) The Annual Additions which may be allocated under the Plan to any Member's accounts for any Limitation Year shall not exceed the Maximum Permissible Amount reduced by the Annual Additions previously credited to such Member's accounts under the other plans or welfare benefit funds for the same Limitation Year.

       If the Annual Additions with respect to the Member under such other defined contribution plans, welfare benefit funds and individual medical accounts are less than the Maximum Permissible Amount, and the Employer contribution that would otherwise be contributed or allocated to the Member's accounts under this Plan would cause the Annual Additions for the Limitation Year to exceed this limitation, the amount contributed or allocated shall be reduced so that the Annual Additions under all such plans, funds and individual medical accounts for the Limitation Year will equal the Maximum Permissible Amount. If the Annual Additions with respect to such Member under such other defined contribution plans, welfare benefit funds and individual medical accounts in the aggregate are equal to or greater than the Maximum Permissible Amount, no amount may be contributed or allocated to the Member's accounts under the Plan for the Limitation Year.

       (b) If, as a result of allocation of forfeitures or a reasonable error in estimating a Member's compensation (under a method uniformly determined for all Members similarly situated), a Member's Annual Additions under this Plan and such other plans would result in an Excess Amount for a Limitation Year, the Excess Amount will be deemed to consist of the Annual Additions last allocated, except that Annual Additions attributable to a welfare benefit fund or an individual medical account will be deemed to have been allocated first regardless of the actual Allocation Date. If an Allocation Date of the Plan coincides with an Allocation Date of any other defined contribution plan described in subsection (a), the amount of Annual Additions to be allocated on behalf of a Member under the Plan as of such date shall be an amount equal to the product of the amount to be allocated under the Plan without regard to this Article multiplied by the lesser of one (1) or a fraction, the numerator of which is the amount described in subsection (a) during the Limitation Year and the denominator of which is the amount that would otherwise be allocated on this Allocation Date under all plans without regard to this Article.

       (c) If the Annual Additions under the Plan on behalf of a Member is to be reduced as of any Allocation Date as a result of subsections (a) and (b), such reduction shall be effected in the manner described in Section 12.01(b).

       (d) If as a result of subsections (a) and (b) the allocation of Annual Additions is reduced, such reduction shall be treated in the manner described in
Section 12.01(c).

       (e) Notwithstanding any other provision in subsections (a) through (d), the Employer shall not contribute any amount that would cause an allocation to the suspense account as of the date the contribution is allocated. If the contribution is made prior to the date as of which it is to be allocated, then such contribution shall not exceed an amount that would cause an allocation to the suspense account if the date of contribution were an Allocation Date.

  12.03 (This Section applies only to a Member who participates in one or more qualified defined contribution plans maintained by the Employer other than a regional prototype plan.)

       (a) Annual Additions allocated under the Plan to any Member's accounts shall be limited in accordance with the allocation provisions of Section 12.02 as though the other plan were a regional prototype plan, unless the Employer specifically provides other limitations in the Adoption Agreement.

  12.04 (This Section applies only to an Employer which, in addition to the Plan, maintains or at any time maintained, a qualified defined benefit plan covering any Member.)

       (a) The sum of the Member's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction shall not exceed 1.0 in any Limitation Year. The Annual Additions which may be credited to the Member's accounts under this Plan for any Limitation Year shall be limited in accordance with the limitations specifically provided by the Employer in the Adoption Agreement.

  12.05 For purposes of this Article, the following terms shall be defined as follows:

       (a) "Allocation Date" means the date with respect to which all or a portion of Employer contributions, Member contributions, or forfeitures are allocated to Members' accounts.

       (b) "Annual Additions" means, with respect to any Member, the sum, for the Limitation Year, of (i) all Employer contributions allocated to his account;
(ii) all forfeitures allocated to his account; (iii) all Member's nondeductible contributions allocated to his account, (iv) contributions allocated after March 31, 1984, to an individual medical benefit account, as defined in Section 415(1)(2) of the Code, maintained for such Member under a pension or annuity plan sponsored by an Employer, (v) Excess Elective Deferrals, (vi) Excess Contributions, (vii) Excess Aggregate Contributions, and (viii) amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a key employee, as defined in
Section 419A(d)(3) of the Code, under a welfare benefit fund, as defined in
Section 419(e) of the Code, maintained by the Employer. For the purpose of this Article, amounts allocated to the Member's account from a suspense account shall also be treated as Annual Additions.

       (c) "Compensation" means a Member's earned income, wages, salaries, and fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the Plan (including, but not limited to commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses), and excluding the following:

            (i) Employer contributions to a plan of deferred compensation which are not includible in the Employee's gross income for the taxable year in which contributed, or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Employee, or any distributions from a plan of deferred compensation;

            (ii) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

            (iii) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified or incentive stock option; and

            (iv) Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Section 403(b) of the Code (whether or not the amounts are actually excludable from the gross income of the Employee).

       For purposes of applying the limitations of this Article, Compensation for a Limitation Year is the Compensation actually paid or includible in gross income during such year.

       (d) "Defined Benefit Fraction" means a fraction, the numerator of which is the sum of the Member's Projected Annual Benefits under all qualified defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 100% of the dollar limitation in effect for the Limitation Year under Section 415(b)(1)(A) of the Code or 140% of the Member's average Compensation for the highest three (3) consecutive calendar years during which the Member was an active Member in such plan, including any adjustments under Section 415(b) of the Code.

       Notwithstanding the above, if the Member was a Member as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more qualified defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125% of the sum of the annual benefits under such plans which the Member had accrued as of the later of the end of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of
Section 415 of the Code as in effect for all Limitation Years beginning before January 1, 1987.

       (e) "Defined Contribution Fraction" means a fraction, the numerator of which is the sum of the Annual Additions to the Member's accounts under all qualified defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the Annual Additions attributable to the Member's nondeductible employee contributions to all qualified defined benefit plans, whether or not terminated, maintained by the Employer, and the Annual Additions attributable to all welfare benefit funds, as defined in Section 419(e) of the Code, and individual medical accounts, as defined in Section 415(1)(2) of the Code, maintained by the Employer), and the denominator of which is the sum of the Maximum Permissible Amounts for the current and all prior Limitation Years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The Maximum Permissible Amount in any Limitation Year is the lesser of 100% of the dollar limitation in effect under Section 415(c)(1)(A) of the Code or thirty-five percent (35%) of the Member's Compensation for such year.

       If the Employee was a Member as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the Defined Benefit Fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the later of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 6, 1986, but using the Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987. The Annual Additions for any Limitation Year beginning before January 1, 1987 shall not be recomputed to treat all employee contributions as Annual Additions.

       (f) "Employer" means the Employer that adopts this Plan, and all members of a controlled group of corporations (as defined in Section 414(b) of the Code as modified by Section 415(h)), all commonly controlled trades or businesses (as defined in Section 414(c) of the Code as modified by Section 414(h)) or affiliated service groups (as defined in Section 414(m) of the Code) of which the adopting Employer is a part, and any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Code.

       (g) "Excess Amount" means the excess of the Member's Annual Additions for the Limitation Year over the Maximum Permissible Amount.

       (h) "Limitation Year" means the Plan Year (or any other twelve (12) consecutive-month period adopted for all plans of the Employer and specified in the Adoption Agreement). All qualified plans maintained by the Employer must use the same Limitation Year. If the Limitation Year is amended to a different twelve consecutive-month period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

       (i) "Maximum Permissible Amount" means, with respect to any Member for a Limitation Year, the lesser of (1) $30,000 or if greater, one-fourth of the defined benefit dollar limit set forth in Section 415(b)(1) or (2) twenty-five percent (25%) of the Member's Compensation for the Limitation Year. The Compensation limitation referred to in (2) shall not apply to any contribution for medical benefits (within the meaning of Section 401(h) or 419A(f)(2) of the Code which is otherwise treated as an Annual Addition under Section 415(1)(1) or 419A(d)(2) of the Code. If a short Limitation Year is created because of an amendment changing the Limitation Year to a different twelve consecutive-month period, the Maximum Permissible Amount shall not exceed the amount set forth in
(1) multiplied by the following fraction:

          Number of months in the short Limitation Year
          ---------------------------------------------
                           Twelve (12)

       (j) "Projected Annual Benefit" means the annual retirement benefit (adjusted to an actuarially equivalent straight life annuity if such benefit is expressed in a form other than a straight life annuity or qualified joint and survivor annuity) to which the Member would be entitled under the terms of the plan assuming:

            (i) the Member will continue employment until normal retirement age under the plan (or current age, if later), and

            (ii) the Member's Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the plan will remain constant for all future Limitation Years.

  12.06 It shall be the responsibility of the Employer and the Plan Administrator to insure that the limitations imposed by this Article are fully complied with at all times. The Trustee shall have no responsibility with respect to insuring such compliance and shall be under no obligation whatsoever to take any action to determine whether in fact the limitations of this Article are being fully complied with at all times.


                           ARTICLE XIII
                           ------------

                          Miscellaneous
                          -------------

  13.01 Spendthrift Provision.  Beneficial interests of Members or their
        ---------------------
Beneficiaries in the Trust shall not be assignable nor subject to attachment nor receivership, nor shall they pass to any trustee in bankruptcy or be reached or applied by any legal process for the payment of any obligations of any such person, except obligations of a Member to the Trust in connection with any outstanding loans to such Member pursuant to Section 7.10.

Notwithstanding the foregoing, the provisions of this Section 13.01 shall not preclude the Trustee from complying with a Qualified Domestic Relations Order as defined in Section 7.07(e) of the Plan.

  13.02 Notices.  All notices required to be given by the Trustees to an
        -------
Employer shall be deemed to have been given when mailed to the address of the Employer indicated by the Trustee's records. All notices required to be given to the Trustee by an Employer shall be deemed to have been given when mailed to the address indicated by the Employer's records.

  13.03 Construction. In any question of interpretation or other matter of
        ------------
doubt, an Employer, the Plan Administrator and the Trustee may rely upon the opinion or counsel for the Employer or any other attorney at law designated by the Employer with the approval of the Trustee. The provision of this Plan and Trust shall be construed, administered and enforced according to ERISA and the laws of the Commonwealth of Massachusetts. All contributions to the Trust shall be deemed to be made in the Commonwealth of Massachusetts.

  13.04 Impossibility of Performance.  In case it becomes impossible for an
        ----------------------------
Employer, the Plan Administrator, or the Trustee to perform any act under the Plan or Trust, that act shall be performed which in the judgment of the Plan Administrator or Trustee will most nearly carry out the intent and purpose of the Plan or Trust. All parties to the applicable Adoption Agreement or in any way interested in the Plan or Trust shall be bound by any acts performed under such condition.

  13.05 Definition of Words. Feminine or neuter pronouns shall be substituted
        -------------------
for those of the masculine form, and the plural shall be substituted for the singular, in any place or places herein where the context may require such substitution or substitutions.

  13.06 Titles. The titles of articles and sections are included only for
        ------
convenience and shall not be construed as a part of this Plan or in any respect affecting or modifying its provisions.

  13.07 Conflict with Plan Provisions. In the event that any contract or other
        -----------------------------
arrangement which is entered into pursuant to the Plan or Trust conflicts in any manner with the provisions of the Plan and Trust, then the provisions of the Plan and Trust shall control.


                           ARTICLE XIV
                           -----------

                         Top Heavy Plans
                         ---------------

  14.01     Application of Article.  This Article XIV will apply to a Non
            ----------------------
Standard Profit-Sharing Section 401(k) Plan provided, however, that Section
14.05 shall also apply to a Standard Profit Sharing Plan.

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

  14.02     Definitions.  When used in this Article XIV, the following terms
            -----------
shall have the indicated meanings:

       (a) "Determination Date" means, for any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year, and for the first Plan Year, the last day of that year.

       (b) "Key Employee" means any Employee or former Employee who at any time during the Plan Year containing the Determination Date or the four preceding Plan Years was:

            (i) an officer of an Employer, whose Compensation for such Plan Year exceeds 50% of the dollar limitation in effect under Section 415(b)(1)(A) for any such Plan Year;

            (ii) one of the ten (10) Employees having Compensation for such Plan Year in excess of the Maximum Permissible Amount defined in Section 12.05(i)(1) of the Plan and owning (or considered as owning under Section 318 of the Code) the largest interests in an Employer;

            (iii)     a five-percent owner of an Employer;

            (iv) a one percent owner of an Employer, whose Compensation for such Plan Year exceeds $150,000;

            (v)  a Beneficiary of a Key Employee.

       For this purpose, Compensation means Compensation as defined in Section 12.05(c), but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under
Section 125, 402(a)(8), 402(h) or 403(b) of the Code.

       The determination of who is a Key Employee shall be made in accordance with Section 416(i)(1) of the Code and the regulations thereunder.

       (c) "Permissive Aggregation Group" means the Required Aggregation Group plus any other plan or plans (including terminated plans) of an Employer which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

       (d) "Present Value" means actuarial present value based only on the interest and mortality rates specified in the Adoption Agreement.

       (e) "Required Aggregation Group" means (i) each qualified plan of an Employer in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the plan has terminated), and
(ii) any other qualified plan (including terminated plans) of an Employer which enables a plan described in (i) to meet the requirements of Sections 401(a)(4) or 410 of the Code.

       (f)  "Top Heavy Ratio" means the percentage determined as follows:

            (i) If the plan or group of plans being tested includes one or more defined contribution plans (including any Simplified Employee Pension Plan) and no defined benefit plan which during the five-year period ending on the Determination Date(s) has or has had accrued benefits, the Top-Heavy Ratio is a fraction, the numerator of which is the sum of the account balances of all Key Employees as of the Determination Date (including any part of any account balance distributed in the five (5) year period ending on the Determination
  Date), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the five (5) year period ending on the Determination Date) of all participants as of the determination date. Both the numerator and denominator of the Top-Heavy Ratio are increased to include any contribution which is due but unpaid as of the Determination Date, and to exclude Deductible Account balances and any Rollover Account balances accepted from a plan of an unrelated employer after December 31, 1983.

            (ii) If the plan or group of plans being tested includes one or more defined contribution plans (including any Simplified Employee Pension Plan) and one or more defined benefit plans which during the five (5) year period ending on the Determination Date(s) has or has had any accrued benefits, the Top-Heavy Ratio is a fraction, the numerator of which is the sum of account balances under the defined contribution plans for all Key Employees and the present value of accrued benefits under the defined benefit plans for all Key Employees, and the denominator of which is the sum of the account balances under the defined contribution plans for all participants and the present value of accrued benefits under the defined benefit plans for all participants. Both the numerator and denominator of the Top-Heavy Ratio are increased to include any distribution of an account balance or an accrued benefit made in the five (5) year period ending on the Determination Date and any contribution due but unpaid as of the Determination Date, and to exclude any Rollover Account balances accepted from a plan of an unrelated employer after December 31, 1983.

            (iii) For purposes of (i) and (ii) above, the value of account balances and the present value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the twelve (12) month period ending on the Determination Date, except as provided in Section 416 of the Code and regulations thereunder for the first and second years of a defined benefit plan. The account balances and accrued benefits of a Member
  (A) who is not a Key Employee but who was a Key Employee in a prior year, or
  (B) who has not performed one (1) Hour of Service for the Employer at any time during the five-year period ending on the Determination Date, will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Section 416 of the Code and the regulations thereunder. When aggregating plans the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year. The accrued benefit of a Member, other than a Key Employee, shall be determined under (1) the method, if any, that uniformly appears for accrual purposes under all defined benefit plans maintained by the Employer, or (2) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional method of Section 411(b)(1)(C) of the Code.

       (g) "Valuation Date" means the date elected by the Employer in the Adoption Agreement as of which account balances or accrued benefits are valued for purposes of calculating the Top-Heavy Ratio.

  14.03     Determination of Top-Heavy Status.  For any Plan Year, the Plan is
            ---------------------------------
top-heavy if any of the following conditions exists:

       (a) The Top-Heavy Ratio for this Plan exceeds sixty percent (60%) and this Plan is not part of any Required Aggregation Group or Permissive Aggregation Group.

       (b) The Plan is part of a Required Aggregation Group but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for such group exceeds sixty percent (60%).

       (c) The Plan is part of a Required Aggregation Group and/or a Permissive Aggregation Group and the Top-Heavy Ratio for each such group exceeds sixty percent (60%).

  14.04 Provisions Applicable When Plan is Not Top-Heavy. For any Plan Year in
        ------------------------------------------------
which the Plan is not Top-Heavy, and for any Plan Year in which the Top-Heavy Ratio does not exceed 90% and each Member who is employed on the last day of the Plan Year receives a minimum allocation of Employer contributions and forfeitures equal to seven and one-half percent (7 1/2%) of his Compensation, or receives a minimum benefit under the Employer's defined benefit plan equal to the product of (a) the Member's average Compensation for the period of consecutive years (not exceeding five) when the Member had the highest aggregate Compensation from the Employer and (b) the lesser of three percent (3%) per year of service or thirty percent (30%) as elected by the Employer in the Adoption Agreement, 125% shall be substituted for 100% in Sections 12.05(d) and 12.05(e).

  14.05 Provisions Applicable When Plan is Top-Heavy.  The following
        --------------------------------------------
provisions shall apply for any Plan Year in which the Plan is Top-Heavy or is deemed to be Top-Heavy:

       (a)  Minimum Allocation.
            -------------------

            (i) For any Plan Year in which this Plan is top-heavy or deemed to be top-heavy, the Employer contributions and forfeitures allocated pursuant to Section

  5.04A(b)(ii) and Paragraph 6 of the Adoption Agreement shall be adjusted to the extent necessary to provide that the Employer contributions and forfeitures allocated on behalf of any Member and who is employed on the last day of the Plan Year shall not be less than the lesser of three percent (3%) of such Member's Compensation (as defined in Section 12.05(c)) or in the case where the Employer has no defined benefit plan which designates this Plan to satisfy Section 401 of the Code and this Plan is not integrated with Social Security, the largest percentage of Employer contributions (including Elective Deferrals and Matching Contributions) and forfeitures, as a percentage of the Key Employee's Compensation (as defined in Section 12.05(c)), allocated on behalf of any Key Employee for that year. The minimum allocation is determined without regard to any Social Security contribution. This minimum allocation shall be made even though, under other plan provisions, the Member would not otherwise be entitled to receive an allocation. Neither Elective Deferrals nor Matching Contributions may be taken into account for the purpose of satisfying this minimum top-heavy allocation requirement. The minimum allocation required (to the extent required to be nonforfeitable under Section 416(b) of the Code) may not be forfeited under Section 411(a)(3)(B) or 411(a)(3)(D) of the Code.

            (ii) The provision in (i) above shall not apply to any Member to the extent the Member is covered under any other plan or plans of the Employer and the Employer has provided in the Adoption Agreement that the minimum allocation or benefit requirement applicable to top-heavy plans will be met in the other plan or plans.

       (b) Minimum Vesting. For any Plan Year in which this Plan is top-heavy or
           ---------------
deemed to be top-heavy, one of the minimum vesting schedules as elected by the Employer in the Adoption Agreement shall automatically apply to the Employer and Matching Account of each Member of the Plan who has an Hour of Service after the Plan becomes top-heavy or is deemed to be top-heavy if the minimum vesting schedule provides faster vesting than the regular vesting schedule specified by the Employer in its Adoption Agreement. The minimum vesting schedule applies to the entire Employer and Matching Account of the Member, including benefits accrued before the effective date of Section 416 and benefits accrued before the Plan became top-heavy.

  In the event the Plan ceases to be top-heavy for any subsequent Plan Year, the vested percentage of any Member who terminated after the Plan has ceased to be top-heavy shall be determined in accordance with the regular vesting schedule specified by the Employer in its Adoption Agreement except that (i) the vested percentage of a Member shall not be less than the vested percentage which the Member had achieved under the minimum top-heavy schedule as of the last day of the Plan Year for which the Plan was top-heavy and (ii) the vested percentage of a Member who had been credited with three (3) or more Years of Vesting Service as of the last day of the Plan Year for which the Plan was top-heavy shall always be determined under the minimum top-heavy vesting schedule if such schedule provides faster vesting than the regular vesting schedule specified by the Employer in its Adoption Agreement.

                            ARTICLE XV
                            ----------

                          Life Insurance
                          --------------

  15.01  Application of Article.  This Article shall apply when the Plan
         ----------------------
allows investment in life insurance.

  15.02 Definitions.  Whenever used in this Article, unless the context clearly
        -----------
indicates otherwise, the following words shall have the following meanings:

       (a) "Insurer" means the insurance company or companies designated by the Plan Administrator.

       (b) "Insurance Policy" means any life insurance policy issued to the Trustee by an Insurer under the terms of the Plan.

  15.03 Valuation of Trust.  In determining the net worth of the assets of the
        ------------------
Trust under Article V, the Trustee shall exclude the value of any Insurance Policies held for Members.

  15.04 Purchase of Insurance.
        ---------------------

       (a) If the Employer has specified in the Adoption Agreement that Members may direct the Trustee to invest a portion of their accounts (other than the Deductible Account) in life insurance, the Trustee shall apply to the Insurer designated by the Plan Administrator for an ordinary life insurance policy and/or a term life insurance policy for each Member who is insurable and from whom the Trustee has received written instructions to make such investment. The face amount of any such Insurance Policy shall be determined by each Member subject to the limits specified in the Adoption Agreement.

       (b) The Trustee shall apply a specified percentage of the Employer contribution for or on behalf of the Member to the annual premium for the Insurance Policy as directed by such Member in writing. The balance of the Employer's contribution and voluntary contributions shall be invested pursuant to Section 10.03. The Trustee, at the written direction of the Member, shall apply to the Insurer for a decrease in, or for additional, coverage on the life of a Member, as necessary to comply with the percentage(s) specified in the Adoption Agreement. Except as otherwise permitted by the Trustee, the due date of the annual premium shall be the same for all Insurance Policies held for Members in the Plan. Each Insurance Policy shall be a contract between an Insurer and the Trustee, and shall name the Trustee as the owner reserving to the Trustee all rights, options and benefits provided by the Insurance Policy or permitted by such insurer, except the right to designate or change the beneficiary, which shall be exercised by the Member in accordance with Section
7.04 hereof, and subject to all the requirements and conditions set forth therein; provided however, that the last paragraph of Section 7.04(a) shall apply to a profit sharing plan unless the Member's spouse is the Beneficiary of any Insurance Policy purchased in accordance with this Article.

       (c) In no event shall any Insurance Policy provide for an automatic premium loan for the payment of any portion of the life insurance premium. Each Insurance Policy shall be restrictively endorsed, to provide that the contract is not transferable and may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Trustee. The Trustee shall annually pay insurance premiums on behalf of insured Members on any policy held hereunder as each annual premium date falls due. Dividends, if any, on a policy shall be used to reduce the premium payable. If at any time the specified percentage of the Employer's contribution and voluntary contributions is insufficient to pay the premium due, the Trustee shall, in the absence of directions from the Member to apply to the Insurer for a decrease in coverage, continue the policy as a paid-up policy and all subsequent contributions shall be invested pursuant to Section 10.03.

       (d) Any Insurance Policy purchased by the Trustee under this Section
15.04 with respect to any Member shall be deemed the separate property of the account of such Member and shall not participate in the allocation of income, appreciation or depreciation of the assets of the Trust pursuant to Sections 5.03A and 5.04A or Sections 5.08B and 5.09B, whichever are applicable. Upon the retirement, termination of employment, or death of a Member, the net proceeds of any Insurance Policy held by the Trustee on his life shall be converted to cash or an annuity and distributed in accordance with Article VII.

       (e) In the event of any conflict between the terms of this Plan and the provisions of any Insurance Policy issued hereunder, the terms of the Plan shall control.

       (f) The Insurer shall not be considered to be a party to the agreement between the Employer and the Trustee and shall be fully protected in assuming that the Trustee is as shown on the latest notification received at its home office. The Insurer shall be protected in acting in accordance with any written direction of the Trustee and shall have no duty to see to the application of funds paid by it to the Trustee, nor shall it be required to question any actions directed by the Trustee.

       (g) For purposes of this Article, ordinary life insurance policies are policies with both non-decreasing death benefits and non-increasing premiums. Any other life insurance policy is a term life insurance policy.

                           ARTICLE XVI
                           -----------

                         Direct Rollovers
                         ----------------

  16.01 Application of this Article.  This Article applies to distributions made
        ---------------------------
on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

  16.02 Definitions.  Whenever used in this Article, the following words
        -----------
shall have the following meanings:

       (a) Eligible rollover distribution: An eligible rollover distribution is
           ------------------------------
any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

       (b) Eligible retirement plan: An eligible retirement plan is an
           ------------------------
individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

       (c) Distributee: A distributee includes an employee or former employee.
           -----------
In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

       (d)  Direct rollover:  A direct rollover is a payment by the Plan to the
            --------------
eligible retirement plan specified by the distributee.

72598.b1
3/25/95